As filed with the U.S. Securities and Exchange Commission on October 24, 2023
Registration No. [   ]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

abrdn Total Dynamic Dividend Fund
(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103
(Address of Principal Executive Offices)

215-405-5700
(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.
c/o abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
215-405-5700
(Name and Address of Agent for Service)

Copies to:
Thomas C. Bogle, Esq.
William J. Bielefeld, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

120 East Liberty Drive, Suite 400

Wheaton, IL 60187

(630) 765-8000

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card(s) for a special meeting of shareholders (the “Special Meeting”) relating to First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the “Acquired Fund”). The Special Meeting is scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187 on [    ], 2024, at [    ] Central Time, to vote on the approval of a proposed Agreement and Plan of Reorganization for the Acquired Fund, which contemplates the reorganization of the Acquired Fund with and into abrdn Total Dynamic Dividend Fund (the “Acquiring Fund”), a Delaware statutory trust (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

After careful consideration, the Board of Trustees of the Acquired Fund believes that the Reorganization is in the best interest of shareholders and therefore recommends that you vote “FOR” the proposal. The Acquired Fund and the Acquiring Fund are managed by different investment advisers. The Reorganization is anticipated to provide shareholders of the Acquired Fund with, among other things, exposure to a similar investment objective, principal investment strategies and principal risks, although the investment strategies and principal risks have some substantial differences as the Acquired Fund invests in a portfolio of specialty finance and other financial companies while the Acquiring Fund invests generally in equity securities, as discussed in the enclosed Proxy Statement/Prospectus; a net total annual operating expense ratio (net of fee waivers and excluding interest expense) for the Combined Fund that is expected to be lower than that of the Acquired Fund; and access to the Acquiring Fund’s investment adviser’s and its affiliates’ asset management business, including its commitment to the closed-end fund business, and its investment management experience.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares). The Reorganization proposal is described in more detail, and a comparison of the strategies, expenses and certain other features of the Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

As a shareholder of record as of the close of business on October 23, 2023, the record date, you are entitled to notice of, and to vote at, the Special Meeting, therefore we are asking that you please take the time to cast your vote prior to the [   ], 2024 Special Meeting. If you do not vote, you may receive a phone call from the Acquired Fund’s proxy solicitor, EQ Fund Solutions LLC.

We appreciate your participation in this important Special Meeting.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees, First Trust Specialty Finance and Financial Opportunities Fund

It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Special Meeting (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC, at [ ] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(630) 765-8000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [   ], 2024

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of First Trust Specialty Finance and Financial Opportunities Fund (the “Acquired Fund”), a Massachusetts business trust, is scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on [   ], 2024, at [   ] Central Time. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposal (the “Proposal”).

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Total Dynamic Dividend Fund (the “Acquiring Fund”) (each a “Fund” and collectively, the “Funds”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders will also be asked to transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on October 23, 2023, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

The Reorganization is intended to be treated as a tax-free reorganization for US federal income tax purposes.

Whether or not you are planning to attend the Special Meeting, please vote prior to 11:59pm ET on [    ], 2024. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Special Meeting. You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Secretary of the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) attending and voting at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Please contact EQ Fund Solutions LLC (“EQ”) at [   ] with any questions regarding access to the Special Meeting, and an EQ representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

By order of the Board of Trustees of the Acquired Fund,

W. Scott Jardine, Esq.

Secretary, First Trust Specialty Finance and Financial Opportunities Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on [   ], 2024:

The Proxy Statement/Prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at [     ].

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It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or via the Internet. You may also vote in person by attending the Special Meeting (subject to certain requirements). To vote by mail, please complete and mail your proxy card in the enclosed envelope. To vote by telephone or via the Internet, please follow the instructions on the proxy card. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Acquired Fund’s proxy solicitor, EQ Fund Solutions, LLC, at [ ] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) or incorporated by reference into the Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix A thereto, because it contains details that are not in the Questions & Answers.

Q:	Why is a shareholder meeting being held?
A:

The shareholders of First Trust Specialty Finance and Financial Opportunities Fund (the “Acquired Fund”), a Massachusetts business trust, are being asked to approve a Reorganization Agreement providing for the transfer of all of the assets of their Fund to abrdn Total Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). It is currently expected that the Reorganization will occur in the first quarter of 2024.

As summarized below and described more fully in the Proxy Statement/Prospectus, the Acquired Fund and the Acquiring Fund (each, a “Fund” and collectively, the “Funds”) are each a closed-end management investment company with a similar investment objective, principal investment strategies and principal risks, although the investment strategies and principal risks have some substantial differences as the Acquired Fund invests in a portfolio of specialty finance and other financial companies while the Acquiring Fund invests generally in equity securities. Please see below and “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information. The Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Q	Why is the Reorganization being proposed?
A

On October 23, 2023, First Trust Advisors L.P. (“First Trust”), abrdn Inc. and, for the purposes specified therein, abrdn plc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to First Trust’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business of the Acquired Fund, and (ii) the goodwill of the Business (the “Asset Transfer”).”

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Reorganization described in the Proxy Statement/Prospectus for the Reorganization to proceed. Therefore, if Acquired Fund shareholders do not approve the Reorganization or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated with respect to the Acquired Fund.

Q:	Why is the Reorganization being recommended by the Board of Trustees of the Acquired Fund?
A:

The Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund. In reaching its decision to approve the Reorganization, the Acquired Fund Board considered alternatives to the Reorganization, including continuing to operate the Acquired Fund as a separate fund, and determined to recommend that shareholders approve the Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

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Q:	What happens if the Proposal is not approved by the shareholders?
A:	Completion of the Reorganization requires the approval of the Reorganization Agreement by the Acquired Fund shareholders. If the Reorganization Agreement is not approved by shareholders of the Acquired Fund, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?
A:

The contractual advisory fee of the Acquired Fund is 1.00% of the Acquired Fund’s Managed Assets. “Managed Assets,” for the purpose of this calculation, means the average daily gross asset value of the Acquired Fund (including assets attributable to the Acquired Fund’s Preferred Shares (as such term is defined in the Acquired Fund’s prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Acquired Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Acquired Fund).

The contractual advisory fee of the Combined Fund will be 1.00% of the Combined Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Combined Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities,(iii) the reinvestment of collateral received for securities loaned in accordance with the Combined Fund’s investment objectives and policies, and/or (iv) any other means.

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio of the Acquired Fund.

The net total annual operating expense ratios, excluding interest expense, of the Acquired Fund and the Acquiring Fund and, following the consummation of the Reorganization, the net total annual operating expense ratio, excluding interest expense, of the Combined Fund is expected to be as follows:

Current Expense Ratio of Acquired Fund*	Current Expense Ratio of the Acquiring Fund**	Pro Forma Combined Fund**
1.59%	1.14%	1.14%

* As of the Acquired Fund’s most recent semi-annual period ended May 31, 2023, based on average daily net assets.

** Information for the Acquiring Fund and Combined Fund is as of the semi-annual period ended April 30, 2023.

The pro forma information for the Combined Fund is as of April 30, 2023. The net total annual operating expense ratio excluding interest expense of the Acquiring Fund and the pro forma Combined Fund reflect the application of the 1.14% expense limitation, described below. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

abrdn Investments Limited (“aIL”), the investment adviser of the Acquiring Fund, has entered into a written contract (the “Amended and Restated Expense Limitation Agreement”) with the Acquiring Fund that is effective through June 30, 2024. In connection with the Reorganization, the Amended and Restated Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganization, or June 30, 2025, whichever is later. The Amended and Restated Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of the Reorganization, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.14% of the average daily net assets of the Fund on an annualized basis.

aIL may request and receive reimbursement from the Acquiring Fund or Combined Fund, as applicable, of the advisory fees waived and other expenses reimbursed pursuant to the Amended and Restated Expense Limitation Agreement as of a date not more than three years after the date when aIL limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by aIL, and the payment of such reimbursement is approved by the Board of the Fund on a quarterly basis. Except as provided for in the Amended and Restated Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by aIL is not permitted.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?
A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are some substantial differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. First Trust is the investment adviser of the Acquired Fund, and Confluence Investment Management LLC (“CIM”) is the investment sub-adviser of the Acquired Fund. aIL is the investment adviser of the Acquiring Fund.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquired Fund is a Massachusetts business trust and a diversified closed-end management investment company. The Acquiring Fund is a Delaware statutory trust and a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Funds have similar investment objectives, principal investment strategies and principal risks, although the investment strategies and principal risks have some substantial differences as the Acquired Fund invests in a portfolio of specialty finance and other financial companies while the Acquiring Fund invests generally in equity securities.

The Acquired Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Acquired Fund seeks an attractive total return. The Acquiring Fund’s principal investment objective is to seek high current dividend income with a secondary objective of long-term growth of capital.

As set forth more fully in the Proxy Statement/Prospectus, the Acquired Fund concentrates its investments in “specialty finance companies,” whereas the Acquiring Fund invests in a broad range of equity investments throughout the world. The Acquired Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that CIM believes offer attractive opportunities for income and capital appreciation. For the Acquired Fund, “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. The Acquiring Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends.

The Acquired Fund and Acquiring Fund both currently use leverage. The Acquired Fund engages in leverage through borrowing from a committed facility agreement to seek to enhance the level of its current distributions to common shareholders. The Acquiring Fund and Combined Fund intend to use leverage through borrowing from a credit facility. The Acquiring Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Acquiring Fund may use leverage in an aggregate amount up to 33-1/3% of its total assets. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Depending on market conditions, the Combined Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How will the Reorganization be effected?
A:

Assuming Acquired Fund shareholders approve the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund (although shareholders may receive cash for fractional shares of the Acquiring Fund), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Declaration of Trust, Amended, Restated By-Laws and the 1940 Act.

Following the Reorganization, you, as an Acquired Fund shareholder, will become a shareholder of the Combined Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, no par value per share, the aggregate net asset value (“NAV”) (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares of the Acquiring Fund).

Based on each Fund’s NAV as of September 29, 2023, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 0.4548 (i.e., assuming the Reorganization was consummated following the market close on September 29, 2023). An Acquired Fund shareholder would have received 0.4548 shares of the Combined Fund for each Acquired Fund share held.

Q:	How will the Reorganization affect the value of my investment?
A:

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Trustees of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

Q:	At what prices have common shares of the Acquired Fund and common shares of the Acquiring Fund historically traded?
A:

Common shares of each Fund have from time to time traded below their NAVs. As of September 29, 2023, the Acquired Fund common shares were trading at a 15.75% discount to its NAV, and the Acquiring Fund common shares were trading at a 13.99% discount to its NAV. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or the Acquired Fund prior to the Reorganization.

To the extent the Acquired Fund is trading at a discount to its NAV and the Acquiring Fund is trading at a premium to its NAV at the time of the Reorganization, Acquired Fund shareholders would have the potential for an economic benefit. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization. Additionally, among other potential consequences of the Reorganization, portfolio transitioning due to the Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganization impact Fund distributions to shareholders?
A:

The Acquired Fund currently pays a quarterly distribution of $0.0825 per share; based on the market price and NAV as of September 29, 2023, the Acquired Fund’s annualized distribution rate is 9.79% and 8.25%, respectively. The Acquiring Fund currently pays a monthly distribution rate of $0.0575 per share; based on the market price and NAV as of September 29, 2023, the Acquiring Fund’s annualized distribution rate is 7.8% and 9.1%, respectively. The Combined Fund expects to pay a monthly distribution of $0.100 per share and would have the same distribution yield as the Acquiring Fund.

Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for US federal income tax purposes.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?
A:	The Combined Fund will be advised by aIL, the Acquiring Fund’s current adviser. Furthermore, the Acquiring Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?
A:

The Acquired Fund will be required to pay back its outstanding leverage in connection with the closing of the Reorganization (the “Closing Date”). It is anticipated that approximately 13% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash prior to the Closing Date. As a result of the disposition of such securities, the Acquired Fund may hold more uninvested cash than normal and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies. This may impact the Acquired Fund’s performance. As of September 21, 2023, the expected commissions, spread related and stamp duties/taxes costs to de-lever the portfolio would be approximately $69,000 (or 0.12% of the Acquired Fund’s NAV as of September 21, 2023) or $0.005 per share. This breaks down across commissions costs of roughly $5,885, spread related costs for international securities of approximately $62,930 and stamp duties/taxes of $185. To the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of sech securities to the Acquiring Fund. These taxes are in additional to the transaction costs disclosed above and would be borne by the Acquired Fund. The foregoing estimates are subject to change depending on the composition of Acquired Fund’s portfolio and market circumstances at the time any sales are made.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 97% of the Acquired Fund’s portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

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Q:	Will I have to pay any sales load or commission in connection with the Reorganization?
A:	No. You will pay no sales load or commission in connection with the Reorganization.
Q:	Who will pay for the costs associated with the Reorganization?
A:

aIL and its affiliates and First Trust and its affiliates will bear certain expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. The expenses of the Reorganization are estimated to be approximately $446,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio holdings made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning and de-levering conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. In addition, to the extent an Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of such securities to the Acquiring Fund. These taxes are in addition to the transaction costs disclosed above and would be borne by the applicable Acquired Fund.

Q:	Is the Reorganization expected to be taxable to the shareholders of the Acquired Fund?
A:

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund).

As a condition to the Acquired Fund’s obligation to consummate the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the U.S. Internal Revenue Service will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

The pre-Reorganization portfolio transitioning noted above will result in a net capital gain or loss depending on the securities sold, which are estimated in the table provided below based on Acquired Fund holdings as of September 21, 2023. Prior to the closing date of the Reorganization, the Acquired Fund will be required to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the closing date (whether or not the Acquired Fund is required to make an actual distribution of cash (which will be dependent on the amount and character of the Acquired Fund’s prior distributions)), all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on each shareholder’s individual tax situation, which cannot be determined by abrdn or First Trust. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

	Pre-Reorganization Gains/(Losses)	Per Share
Acquired Fund	$824,192	$0.057

In addition, following the Reorganization, the Combined Fund may generate net capital gains or losses as a result of the portfolio realignment discussed further above. For example, if the Reorganization was completed on September 21, 2023, it is estimated that approximately $6,866,343, or $0.061 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws.

Q:	How does the Acquired Fund Board suggest that I vote?
A:	The Acquired Fund Board recommends that you vote “FOR” the Proposal.
Q:	How do I vote my proxy?
A:

You may vote in any one of four ways:

•   by mail, by sending the enclosed proxy card, signed and dated, in the enclosed envelope;

•   by phone, by following the instructions set forth on your proxy card;

•   via the Internet, by following the instructions set forth on your proxy card; or

•  in person, by attending the Special Meeting. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of October 23, 2023 (the “Record Date”), to be admitted to the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

Q:	Whom do I contact for further information?
A:	If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions, LLC, the Acquired Fund’s proxy solicitor, at [__] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

It is important that your shares be represented at the Special Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
October 24, 2023

PROXY STATEMENT FOR

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

120 East Liberty Drive, Suite 400
Wheaton, IL 60187

PROSPECTUS FOR

ABRDN TOTAL DYNAMIC INCOME FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103
(215) 405-5700

[   ], 2023

This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) is furnished to you as a common shareholder of the First Trust Specialty Finance and Financial Opportunities Fund (the “Acquired Fund”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A special meeting (with any postponements or adjournments, the “Special Meeting”) of shareholders of the Acquired Fund is scheduled to be held at the offices of the Acquired Fund’s investment adviser, First Trust Advisors L.P. (“First Trust”), located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on [   ], 2024, at [   ] Central Time. At the Special Meeting, shareholders will be asked to consider and to vote on the below proposal (the “Proposal”). If you are unable to attend the Special Meeting, the Board of Trustees of the Acquired Fund (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [  ], 2023.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Total Dynamic Dividend Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders of record as of the close of business on October 23, 2023, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of the Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. The aggregate net asset value (“NAV”) (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate NAV (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares, which may be taxable).

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

1

There are some differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. First Trust Advisors L.P. (previously defined as “First Trust”) is the investment adviser of the Acquired Fund and Confluence Investment Management LLC (“CIM”) is the investment sub-adviser of the Acquired Fund, and abrdn Investments Limited (“aIL”) is the investment adviser of the Acquiring Fund. The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences. The Acquired Fund invests in a portfolio of specialty finance and other financial companies while the Acquiring Fund invests generally in equity securities, as discussed below.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquired Fund is a Massachusetts business trust and a diversified closed-end management investment company. The Acquiring Fund is a Delaware statutory trust and a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Acquired Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Acquired Fund seeks an attractive total return. The Acquiring Fund’s principal investment objective is to seek high current dividend income with a secondary objective of long-term growth of capital.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “AOD” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “FGB” and would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

•	the Statement of Additional Information, dated [ ], 2023, relating to this Proxy Statement/Prospectus which is incorporated into this Proxy Statement/Prospectus by reference;
•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended May 31, 2023 (Investment Company Act File No. 811-22039; Accession No. 0001445546-23-004856);
•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended November 30, 2022 (Investment Company Act File No. 811-22039; Accession No. 0001445546-23-001041);
•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-21980; Accession No. 0001104659-23-079593); and
•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2022 (Investment Company Act File No. 811-21980; Accession No. 0001104659-23-002182).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	(800) 522-5465
By Mail:	abrdn Total Dynamic Dividend Fund
c/o abrdn Investments Limited 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnaod.com

2

for the Acquired Fund:

By Phone:	(630) 765-8000
By Mail:	First Trust Specialty Finance and Financial Opportunities Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	https://www.ftportfolios.com

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Fund should know before voting on the Proposal. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

TABLE OF CONTENTS

PROPOSAL	1

COMPARISON OF THE FUNDS	8

MANAGEMENT OF THE FUNDS	31

AGREEMENT BETWEEN FIRST TRUST AND ABRDN INC.	34

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS	36

NET ASSET VALUE OF COMMON SHARES	39

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN	40

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS	41

APPRAISAL RIGHTS	42

FINANCIAL HIGHLIGHTS	43

INFORMATION ABOUT THE REORGANIZATION	47

TERMS OF THE REORGANIZATION AGREEMENT	47

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	49

VOTING INFORMATION AND REQUIREMENTS	51

SHAREHOLDER INFORMATION	53

SHAREHOLDER PROPOSALS	53

SOLICITATION OF PROXIES	54

OTHER BUSINESS	54

APPENDIX A - Form of Agreement and Plan of Reorganization	A-1

 4

PROPOSAL

To approve a Reorganization Agreement providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund.

Synopsis

The Board of each Fund, including the Trustees who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Reorganization Agreement. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to approval of the Reorganization Agreement by the shareholders of the Acquired Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund);

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	the distribution of common shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur in the first quarter of 2024.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund.

The Acquired Fund will be required to pay back its outstanding leverage in connection with the closing of the Reorganization. It is anticipated that approximately 13% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash. As a result of the disposition of such securities, the Acquired Fund may hold more uninvested cash than normal and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies. This may impact the Acquired Fund’s performance. As of September 21, 2023, the expected commissions, spread related and stamp duties/taxes costs to de-lever the portfolio would be approximately $69,000 (or 0.12% of the Acquired Fund’s NAV as of September 21, 2023) or $0.005 per share. This breaks down across commissions costs of roughly $5,885, spread related costs for international securities of approximately $62,930 and stamp duties/taxes of $185. To the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of sech securities to the Acquiring Fund. These taxes are in additional to the transaction costs disclosed above and would be borne by the Acquired Fund. The foregoing estimates are subject to change depending on the composition of Acquired Fund’s portfolio and market circumstances at the time any sales are made.

The portfolio de-leveraging discussed above may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as on September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 97% of the Acquired Fund’s portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

The pre-Reorganization transactions noted above will result in a net capital gain or loss depending on the securities sold, which are estimated in the table provided below. Prior to the closing date of the Reorganization, the Acquired Fund will be required to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the closing date (whether or not the Acquired Fund is required to make an actual distribution of cash (which will be dependent on the amount and character of the Acquired Fund’s prior distributions)), all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes depending on each shareholder’s individual tax situation, which cannot be determined by abrdn or First Trust. The actual tax consequences as a result of the sale of securities in advance of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time such sales are made and market conditions.

	Pre-Reorganization Gains/(Losses)	Per Share
Acquired Fund	$824,192	$0.057

In addition, following the Reorganization, the Combined Fund may generate net capital gains or losses as a result of the portfolio realignment discussed further above. For example, if the Reorganization was completed on September 21, 2023, it is estimated that approximately $6,866,343, or $0.061 per share, in capital losses would have resulted from portfolio transitioning in the Combined Fund following the Reorganization.

The actual tax consequences as a result of portfolio repositioning after the closing of the Reorganization are dependent on the portfolio composition of the Acquired Fund at the time of closing and market conditions. Any net capital gain resulting from the realignment coupled with the results of the Acquiring Fund’s normal operations during the tax year following the close of the Reorganization would be distributed to the shareholder base of the Combined Fund post-Reorganization in connection with the annual distribution requirements under US federal tax laws.

The Acquired Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Acquired Fund seeks an attractive total return. The Acquiring Fund’s principal investment objective is to seek high current dividend income with a secondary objective of long-term growth of capital.

The Acquired Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that CIM believes offer attractive opportunities for income and capital appreciation. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings.

As set forth more fully below, the Acquired Fund concentrates its investments in “specialty finance companies,” whereas the Acquiring Fund invests in a broad range of equity investments throughout the world. The Acquiring Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends. The Acquired Fund does not have any restrictions or prohibitions on investments in the securities of non-U.S. issuers. Although it is not the Acquiring Fund’s current intent, the Acquiring Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Acquiring Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Acquiring Fund’s total assets at any one time. Under normal circumstances, however, the Acquiring Fund invests 35-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries.

The Acquired Fund and Acquiring Fund both currently use leverage. The Acquired Fund engages in leverage through borrowing from a committed facility agreement to seek to enhance the level of its current distributions to common shareholders. The Acquiring Fund intends to use leverage through borrowing from a credit facility. The Acquiring Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Acquiring Fund may use leverage in an aggregate amount up to 33-1/3% of its total assets. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). There can be no assurance that the U.S. Internal Revenue Service (“IRS”) will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

Prior to the date of the Reorganization’s closing, the Acquired Fund may declare one or more distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing.

Background and Reasons for the Proposed Reorganization

On October 23, 2023, the Board of Trustees (the “Board”) of the Acquired Fund approved the Reorganization of the Acquired Fund into the Acquiring Fund. For the reasons discussed below, the Board determined that the proposed Reorganization would be in the overall best interests of the Acquired Fund.

The Board considered the Reorganization over the course of meetings held in September and October 2023. At those meetings, First Trust discussed with the Board its reasons for proposing the Reorganization. First Trust stated that it had conducted an evaluation of strategic alternatives for the Acquired Fund in light of certain factors, including, among others, the Acquired Fund’s discount levels. First Trust reviewed its evaluation of the strategic alternatives considered for the Acquired Fund, including maintaining the status quo, liquidation, conversion to an open-end fund, reorganization with an affiliated fund and reorganization with a third-party fund, and advised that, based on its evaluation, First Trust had determined that a reorganization with a third-party fund would be in the overall best interests of the Acquired Fund. First Trust reviewed its communications with abrdn Investments Limited (“AIL”), the investment adviser for AOD, and its affiliate, abrdn Inc. (“AI” and together with AIL, “abrdn”), and the due diligence it had conducted on abrdn, and informed the Board that First Trust was in the process of negotiating an agreement with AI, pursuant to which AI would acquire certain assets related to First Trust’s business of providing investment management services to the Acquired Fund and certain other closed-end funds in the First Trust Fund Complex (the “Purchase Transaction”) and that the Reorganization was being proposed as part of the Purchase Transaction. In connection with the meetings at which the Reorganization was discussed, First Trust and abrdn provided the Board with a variety of materials relating to the Reorganization and the Purchase Transaction, including the rationale for and expected benefits and costs of the Reorganization, comparative information about the Funds and information about the Purchase Transaction and abrdn. Based on all the information reviewed, First Trust expressed its belief that the Reorganization was the best option for existing shareholders of the Acquired Fund and that the Board should approve and recommend that shareholders of the Acquired Fund approve the Reorganization. First Trust highlighted that the Reorganization would allow existing shareholders of the Acquired Fund to remain in a closed-end fund that seeks to provide high current income, noting that, compared to the Acquired Fund , the Acquiring Fund trades at a similar discount, provides a similar above-market distribution rate, has a lower total (net) expense ratio and offers better overall liquidity in light of its larger size and higher average daily trade volume. In addition, at the meetings, the Board received presentations from representatives of abrdn and was able to ask questions about the Reorganization, the Purchase Transaction, abrdn and the Acquiring Fund. In connection with the meetings and prior to approving the Reorganization, the Independent Trustees of the Acquired Fund met in private sessions and reviewed the information provided and discussed the proposed Reorganization with their independent legal counsel.

Based upon all the information provided taken as a whole and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganization, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. Accordingly, the Board recommends that shareholders of the Acquired Fund approve the Reorganization.

In determining to approve the Reorganization and to recommend that shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies; Closed-End Fund Structure. The Board noted that the Funds have similar primary investment objectives to seek to provide high current income, but that the Acquired Fund seeks an attractive total return as a secondary investment objective while the Acquiring Fund focuses on long-term growth of capital as a secondary investment objective. The Board considered differences between the Funds’ investment strategies, noting First Trust’s statement that, overall, the Acquiring Fund provides more diversified exposure to the global equity market with less concentration in the financial sector compared to the Acquired Fund. The Board considered that, unlike the Acquired Fund, the Acquiring Fund does not typically utilize leverage and that the Acquired Fund would need to eliminate its leverage prior to the closing of the Reorganization, which would require sales of portfolio securities and related transaction costs to the Acquired Fund. The Board also considered that substantially all of the Acquired Fund’s remaining portfolio would be repositioned post-Reorganization, resulting in transaction costs, which would be borne by the Acquiring Fund, including shareholders of the Acquired Fund who remain shareholders in the Acquiring Fund. In addition, the Board noted that both Funds are structured as closed-end investment companies and considered the advantages of such structure, including the ability to use leverage and hold less liquid and potentially higher yielding assets.

•	Investment Capabilities and Financial Condition of abrdn. The Board considered information provided with respect to abrdn’s investment capabilities and products, including its closed-end fund business, noting abrdn’s statements that it has managed and operated closed-end funds for nearly four decades, that its registered closed-end fund business is the third largest globally and that it continues to view closed-end funds as a core area of growth for its business. The Board also considered information regarding abrdn’s financial strength and resources and the services it provides to the Acquiring Fund, noting abrdn’s representation that abrdn continues to review and provide the required resources to ensure high quality and professional management services to the Acquiring Fund. In addition, the Board considered other information regarding abrdn’s investment platform, including abrdn’s administration and investor support services, abrdn’s valuation process and abrdn’s risk management infrastructure. The Board also considered the presentations from representatives of abrdn at the meetings in September and October 2023. In evaluating the capabilities and resources of abrdn and the rationale for the Reorganization, the Board also considered First Trust’s assessment of abrdn. The Board noted that the reorganizations of three other closed-end funds in the First Trust Fund Complex into closed-end funds managed by abrdn are also contemplated by the Purchase Transaction.

•	Portfolio Management. The Board noted that, unlike the Acquired Fund, the Acquiring Fund does not employ an adviser/sub-adviser management structure and that its portfolio is managed directly by AIL. The Board considered the background and experience of the persons responsible for the management of the Acquiring Fund’s portfolio, including their tenure at abrdn and their experience managing closed-end funds, as well as information regarding investment support resources at abrdn that are utilized by the portfolio management team.

•	The Acquiring Fund Board Governance. The Board considered information provided by abrdn regarding the governance structure of the Acquiring Fund’s Board, the compliance and risk program and the service providers rendering core services to the Acquiring Fund.

•	Valuation of Portfolio Investments. The Board noted the information provided by abrdn regarding the valuation procedures used to value the Acquiring Fund’s investments and considered the uncertain impact on the value of an Acquired Fund shareholder’s investment immediately after the Reorganization as a result of differences in the Funds’ valuation procedures.

•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for the Funds, including comparisons between the current advisory fee rates and total (net) expense ratios for the Funds and the estimated pro forma advisory fee rate and total (net) expense ratio of the combined fund. The Board noted that the Acquiring Fund, like the Acquired Fund, has a stated advisory fee rate of 1.00% of managed assets, which would not change as a result of the Reorganization. The Board considered that AIL has contractually agreed to limit the Combined Fund’s total ordinary operating expenses (excluding any leverage expenses, interest, taxes, brokerage fees and non-routine expenses) to 1.14% of net assets and, in connection with the Reorganization, has proposed to extend this contractual expense limitation for 12 months from the closing of the Reorganization or to June 30, 2025, whichever is later. The Board considered that the estimated pro forma total (net) expense ratio of the Acquiring Fund post-Reorganization of 1.14% of net assets was lower than the total (net) expense ratio of the Acquired Fund as of the end of its most recent semi-annual fiscal period of 1.59% of net assets (excluding leverage costs) and 2.71% of net assets (including leverage costs) and that shareholders of the Acquired Fund were expected to benefit from significant cost savings as a result of the Reorganization. The Board noted that the estimated pro forma total (net) expense ratio for the Acquiring Fund post-Reorganization assumes that the Acquiring Fund does not employ leverage and considered that, although the Acquiring Fund does not typically use leverage, the Acquiring Fund currently uses leverage to a modest extent through borrowings and that leverage costs are not subject to the contractual expense limitation. The Board considered abrdn’s discussion of the Acquiring Fund’s tactical use of leverage, noting abrdn’s statements that the Acquiring Fund will use leverage through borrowing for investment purposes only when AIL believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings and that, depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage.

•	Fund Performance and Distribution Rates. The Board reviewed the performance of the Funds, noting that the Acquired Fund had outperformed the Acquiring Fund on a NAV basis for the one- and three-year periods ended September 30, 2023 while the Acquiring Fund had outperformed the Acquired Fund on a NAV basis for the five-year period ended September 30, 2023. In reviewing the Funds’ performance, the Board took into account the different investment strategies of the Funds, noting abrdn’s explanation that, in light of the Acquired Fund’s concentration in the financial sector, variability in the relative performance of the Funds was based on the performance of the financial sector compared to that of the broader equity markets. The Board also received information comparing the Funds’ distribution rates and noted that although the Acquiring Fund’s current distribution rate is slightly lower than the Acquired Fund’s current distribution rate, distributions paid by the Acquiring Fund and the Acquired Fund over the past five fiscal years have been comprised of 2% and 17% return of capital, respectively, and the Acquiring Fund’s distribution rate is still meaningfully above market.

•	Anticipated Tax-Free Reorganization; Other Tax Impact. The Board noted First Trust’s representation that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information indicating that the Acquired Fund’s capital loss carryforwards would offset projected realized gains relating to pre-Reorganization portfolio sales in connection with the elimination of leverage for the Acquired Fund and that post-Reorganization sales of the Acquired Fund’s portfolio securities were expected to result in capital losses.

•	Potential for Improved Trading and Liquidity and Narrower Discounts. The Board considered the larger asset size and higher average daily trading volume of the Acquiring Fund as compared to the Acquired Fund and that shareholders of the Acquired Fund may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads. The Board noted abrdn’s expectation that a larger fund should provide improved scale and liquidity for shareholders with a larger free float and engender greater market visibility, analyst and media coverage attracting more buyers and increased trading of fund shares. The Board considered that, in general, the Funds’ shares have historically traded at similar discounts to NAV, although the Acquiring Fund’s shares had recently traded at a narrower discount than the Acquired Fund’s shares. The Board noted abrdn’s expectation that the combination of the Funds should provide improved liquidity and tradability creating improved potential for a narrower discount and lower discount volatility over time.

•	Expenses of the Reorganization. The Board noted that the direct costs of the Reorganization, including legal costs and costs associated with proxy solicitation, would be borne by First Trust and abrdn. The Board noted the transaction costs to be borne by the Acquired Fund in connection with the elimination of leverage pre-Reorganization and the transaction costs to be borne by the Acquiring Fund (including shareholders of the Acquired Fund who remain in the Acquiring Fund) as a result of portfolio repositioning post-Reorganization and considered estimates of such costs.

•	Alternatives to the Reorganization. The Board noted First Trust’s consideration of alternatives to the Reorganization, including maintaining the status quo, liquidation, conversion to an open-end fund, reorganization with an affiliated fund and reorganization with a third-party fund, and First Trust’s determination that the Reorganization was the best option for existing shareholders of the Acquired Fund .

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of the Acquired Fund in light of the basis on which shares of the Acquiring Fund would be issued to shareholders of the Acquired Fund. The Board noted abrdn’s statement indicating that, although none of the reorganizations contemplated by the Purchase Transaction, including the Reorganization, is contingent upon any other reorganization, if the reorganizations are not approved, or if the other conditions in the Purchase Transaction agreement are not satisfied or waived, then the Purchase Transaction may not be completed, and the Purchase Transaction agreement and the Reorganization may be terminated.

In addition, the Board considered the Reorganization in light of the increased focus by activist investors on the First Trust Fund Complex closed-end fund suite and the significant costs that may be imposed on the Acquired Fund in connection with an activist campaign, including potential litigation costs. The Board considered that the Reorganization may have the additional benefits of avoiding such costs. The Board noted abrdn’s view that the Reorganization will help ensure the viability of the Funds for the benefit of long-term shareholders by addressing risks arising from lack of scale, primarily liquidity, marketability challenges and fund costs that lead to wider discounts over time giving investors a poorer outcome and resulting in increasing threats from activists. In evaluating the Reorganization, the Board also considered that First Trust will receive compensation from abrdn in connection with the Purchase Transaction.

Based upon on all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganization, including the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the overall best interests of the Acquired Fund. No single factor was determinative in the Board’s analysis and all factors were taken as a whole. The Board, including the Independent Trustees, unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

On October 23, 2023, First Trust, abrdn Inc. and, for the purposes specified therein, abrdn plc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn will acquire certain assets related to First Trust’s business of providing investment management services relating to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business and the Acquired Fund and (ii) all goodwill of the Business as a going concern (the “Asset Transfer”).

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

The Acquired Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Acquired Fund seeks an attractive total return. The Acquiring Fund’s principal investment objective is to seek high current dividend income with a secondary objective of long-term growth of capital.

Both Funds’ investment objectives are considered fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Funds have similar principal investment strategies, with some substantial differences. As further described below, the Acquired Fund concentrates its investments in “specialty finance companies,” whereas the Acquiring Fund invests in a broad range of equity investments throughout the world.

The Acquired Fund invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in a portfolio of securities of specialty finance and other financial companies that CIM believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Acquired Fund will concentrate its investments in a group of industries in the financial sector, which is comprised of specialty finance companies, banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies. The Acquired Fund will not invest more than 20% of its Managed Assets in master limited partnerships. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings.

The Acquiring Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends.

The Acquired Fund does not have any restrictions or prohibitions on investments in the securities of non-U.S. issuers. Although it is not the Acquiring Fund’s current intent, the Acquiring Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Acquiring Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Acquiring Fund’s total assets at any one time. Under normal circumstances, however, the Acquiring Fund invests 35-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries.

The Acquired Fund and Acquiring Fund both currently use leverage. The Acquired Fund engages in leverage through borrowing from a committed facility agreement to seek to enhance the level of its current distributions to common shareholders. The Acquiring Fund and the Combined Fund intend to use leverage through borrowing from a credit facility. The Acquiring Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Acquiring Fund may use leverage in an aggregate amount up to 33-1/3% of its total assets. The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses. Please see “Leverage” below for additional information regarding the Funds’ strategies with respect to use of leverage.

The following table shows the principal investment strategies of each Fund.

Acquired Fund	Acquiring Fund

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that CIM believes offer attractive opportunities for income and capital appreciation. Specialty finance companies are companies that provide financing to borrowers with capital needs that are different relative to traditional borrowers, who typically utilize commercial banks or public debt markets to meet their financing needs.

In addition, under normal market conditions:

•     The Fund will concentrate its investments in securities of companies within industries in the financial sector, which is comprised of specialty finance companies, banks, savings institutions, brokerage firms, investment management companies, insurance companies, holding companies of the foregoing and companies that provide related services to such companies.

•      The Fund will not invest more than 20% of its Managed Assets in master limited partnerships.

The Fund combines four research-driven investment strategies – growth, value, special dividends and dividend capture rotation – to maximize the amount of distributed dividend income and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry.

The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Fund's total assets at any one time. Under normal circumstances, however, the Fund invests 35-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. Allocation of the Fund's assets to issuers outside of the U.S. and among countries outside of the U.S. is dependent on the economic outlook of those countries and the dividend yields available in their markets. aIL believes that this flexibility will allow it to continuously pursue high current dividend income in countries where aIL perceives the best opportunities to exist.

Acquired Fund	Acquiring Fund

The First Trust and CIM believe that specialty finance companies may be attractive for investors seeking high levels of current income as many specialty finance companies are “pass-through” entities in which the income of the company is treated as income to the shareholders (i.e., cash flow is not taxed at the entity level). One type of specialty finance company, BDCs, has emerged as a significant alternative to traditional capital providers, such as commercial banks and other financial institutions. BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Often times, the financing a BDC provides includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned through its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs. are required to make available significant managerial assistance to their portfolio companies. The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all of a portion of their income rather than distributing it to investors. The Fund invests primarily in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other expense, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. Other examples of specialty finance companies include categories of REITs providing commercial or residential mortgage financing or lease financing.

The Fund engages in the use of financial leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may use financial leverage through the issuance of preferred shares of beneficial interest and/or borrowings by the Fund.

The Fund does not intend to enter into derivative transactions as a principal part of its investment strategy. However, the Fund may enter into derivative transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent CIM determines that the use of derivative transactions is consistent with the Fund’s investment objectives and policies and applicable regulatory requirements. Certain of the Fund’s derivative transactions, if any, may provide investment leverage to the Fund’s portfolio. To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

aIL believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. aIL believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States.

The Fund invests in equity securities issued by U.S. issuers, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in depositary receipts, preferred stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs", exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt.

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund anticipates to be outperformed by the dividend-paying stocks it owns. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.

The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets.

Acquired Fund	Acquiring Fund

The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. aIL believes that the use of leverage may provide positive absolute return in the long term and potentially increased income and would thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), under normal market conditions. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 33 1/3% of the Fund's total assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.

Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. aIL does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

aIL may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into aIL's recommendations and the portfolio managers' decisions are subjective.

Acquired Fund	Acquiring Fund
Certain of the Fund's investment strategies may not qualify for the reduced federal income tax rates applicable to qualified dividend income under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. aIL considers and evaluates ESG factors as part of the investment analysis process for most long-term investments. aIL considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that aIL intends to hold solely as part of the Fund’s dividend recapture strategy.

Distribution Information

The Acquired Fund currently pays a quarterly distribution of $0.0825 per share; based on the market price and NAV as of September 29, 2023, the Acquired Fund’s annualized distribution rate is 9.79% and 8.25%, respectively. The Acquiring Fund currently pays a monthly distribution rate of $0.0575 per share; based on the market price and NAV as of September 29, 2023, the Acquiring Fund’s annualized distribution rate is 7.8% and 9.1%, respectively. The Combined Fund expects to pay a monthly distribution of $0.100 per share and would have the same distribution yield as the Acquiring Fund.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Acquiring Fund and make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

The Acquired Fund and Acquiring Fund both currently use leverage. The Acquired Fund engages in leverage through borrowing from a committed facility agreement to seek to enhance the level of its current distributions to common shareholders. The Acquiring Fund intends to use leverage through borrowing from a credit facility. The Acquiring Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Acquiring Fund may use leverage in an aggregate amount up to 33-1/3% of its total assets.

The Funds’ strategies relating to their use of leverage, if any, may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Combined Fund will leverage its assets or, to the extent the Combined Fund utilizes leverage, what percentage of its assets, within regulatory limits, such leverage will represent. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses. Depending on market conditions, the Acquiring Fund’s portfolio management team may choose not to use any leverage. Although the use of leverage by a Fund may create an opportunity for increased after-tax total return for the common shares, it also increases market exposure, results in additional risks and can magnify the effect of any losses.

The Acquired Fund will be required to pay back its outstanding leverage in connection with the closing of the Reorganization. It is anticipated that approximately 13% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage. This portfolio transition may take a significant amount of time and result in the Acquired Fund holding large amounts of uninvested cash. As a result of the disposition of such securities, the Acquired Fund may hold more uninvested cash than normal and there may be times when the Acquired Fund is not fully invested in accordance with its investment objective and strategies. As of September 21, 2023, and assuming the sale of a pro rata slice of the portfolio, the expected commissions, spread related and stamp duties/taxes costs to de-lever the portfolio would be approximately $69,000 (or 0.12% of the Acquired Fund’s NAV as of September 21, 2023) or less than $0.005 per share. This breaks down across commissions costs of roughly $5,885, spread related costs for international securities of approximately $62,930 and stamp duties/taxes of $185. To the extent the Acquired Fund has holdings in France, Spain and/or Italy, such countries may impose an additional foreign transfer tax on the transfer of sech securities to the Acquiring Fund. These taxes are in additional to the transaction costs disclosed above and would be borne by the Acquired Fund. The foregoing estimates are subject to change depending on the composition of Acquired Fund’s portfolio and market circumstances at the time any sales are made.

As of September 29, 2023, the Acquired Fund had aggregate leverage from borrowings, and as of April 30, 2023, the Acquiring Fund had aggregate leverage from borrowings as a percentage of its total assets as follows:

Leverage Ratio
Acquired Fund	13.0%
Acquiring Fund	6.13%

If the Reorganization had occurred on April 30, 2023, the leverage ratio for the Combined Fund would have been as follows:

Pro Forma Combined Fund
4.34%

Portfolio Transitioning

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies, which will be the same as the Acquiring Fund’s strategies and policies. The Combined Fund may not be invested consistent with its investment strategies or aIL’s investment approach while such realignment occurs. The realignment is anticipated to take approximately two weeks following the closing of the Reorganization, based on current market conditions and assuming that the Acquired Fund’s holdings are the same as of September 21, 2023. Sales and purchases of less liquid securities could take longer. Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 97% of the Acquired Fund’s portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning pre- and post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Fund and the Combined Fund.

Fees and Expenses

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization based on the expenses for the fiscal period ended May 31, 2023, for the Acquired Fund and the fiscal period ended April 30, 2023, for the Acquiring Fund. The pro forma information for the Combined Fund is as of April 30, 2023. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Acquiring Fund	Pro Forma Combined Fund
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None	None
Offering expenses (as a percentage of offering price)(1)	None	None	None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	None	$0.02 (per share)(2)	$0.02 (per share)(2)
Fee for Optional Shares Purchases	None	$5.00 (max)(2)	$5.00 (max)(2)
Sales of Shares Held in a Dividend Reinvestment Account	None	$0.12 (per share) and $25.00 (max)(2)	$0.12 (per share) and $25.00 (max)(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(3)	1.17%	1.02%	1.02%
Interest expense(4)	1.12%	0.11%	0.11
Other expenses	0.42%	0.19%	0.18%
Total annual expenses	2.71%	1.32%	1.31%
Less: expense reimbursement	N/A	0.07%(5)	0.06%(5)

Total annual expenses after expense reimbursement	2.71%	1.25%(5)	1.25%(5)

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in the Acquiring Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)

The contractual advisory fee of the Acquired Fund is 1.00% of the Acquired Fund’s Managed Assets. For the purposes of this calculation, “Managed Assets” means the average daily gross asset value of the Acquired Fund (including assets attributable to the Acquired Fund's Preferred Shares (as such term is defined in the Acquired Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Acquired Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Acquired Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Acquired Fund is not treated as a liability.

The contractual advisory fee of the Acquiring Fund and the Combined Fund is 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the usance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

(4)

For the Acquired Fund, the percentage in the table is based on total borrowings of $8,600,000 for the Acquired Fund (the balance outstanding under the Acquired Fund’s credit facility as of May 31, 2023.

For the Acquiring Fund, the percentage in the table is based on total borrowings of $19,643,538 for the Acquiring Fund.

For the Combined Fund, the percentage in the table is based on estimated total average borrowings for the fiscal period ended April 30, 2023 of $20,273,000 for the Combined Fund (the same percentage of borrowing as the Acquiring Fund for the period ended April 30, 2023).

There can be no assurances that the Acquired Fund will be able obtain such level of borrowing or to maintain its current level of borrowing, that the terms under which the Acquired Fund borrows will not change, or that the Acquired Fund’s use of leverage will be profitable.

(5)	aIL, the investment adviser of the Acquiring Fund, has entered into a written contract (the “Amended and Restated Expense Limitation Agreement”) with the Acquiring Fund that is effective through June 30, 2024. In connection with the Reorganization, the Amended and Restated Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganizations, or June 30, 2025, whichever is later. The Amended and Restated Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of one or both Reorganizations, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.14% of the average daily net assets of the Fund on an annualized basis.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$27	$84	$143	$304
Acquiring Fund	$13	$41	$72	$158
Pro Forma Combined Fund	$13	$40	$71	$157

* The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown and (iii) the expense reimbursement agreement for the Combined Fund is only in effect until a year from the date of the closings of the Reorganizations or June 30, 2025, whichever is later, as described in note (5) above.

Principal Risks

The principal risks of the Funds are similar, but include some substantial differences. Although the Funds are subject to similar risks in connection with their investment objectives, their risks materially differ in certain ways on account of each Fund’s distinct investment objectives and strategies. For example, the Acquired Fund is subject to certain risks specific to its holdings in financial sector securities, and the Acquiring Fund is subject to specific risks to its holdings in foreign countries. A chart showing the risks applicable to each Fund based on section headings is included directly below. Because the chart categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to the other or include multiple associated risks under a single heading. Therefore, the description of the risks associated with each heading for each Fund is included below the chart to provide more descriptive information of each risk.

Principal Risks	Acquiring Fund	Acquired Fund
Business Development Company (“BDC”) Risk		X
Common Stock Risk	X
Convertible Securities Risk	X
Cyber Security Risk		X
Defensive Positions	X
Deferred Tax Risks of MLPs	X
Depositary Receipts	X
Dividend Strategy Risks	X
Emerging Market Securities Risk	X
Financial Sector Concentration Risk		X
Foreign Securities Risk	X
Illiquid Securities Risk	X	X
Interest Rate Risk; Income and Interest Rate Risk	X	X
Inflation Risk	X
Investment and Market Risk	X
Investments in Undervalued Securities	X
Issuer Risk	X
Leverage Risk	X	X
Management Risk; Management Risk and Reliance on Key Personnel	X	X
Market Discount from Net Asset Value		X
Market Events Risk; Market Risk	X	X
Market Price of Shares	X
MLP Risk	X
MLP Tax Risk	X
Operational Risk		X
Portfolio Turnover Risk	X
Potential Conflicts of Interest Risk		X
Preferred Securities Risk	X
Qualified Dividend Tax Risk	X
REIT Risk; REIT, Mortgage-Related and Asset-Backed Securities Risk	X	X
Risk Characteristics of Options and Futures	X
Risks of Derivative Investments	X
Short Sale Risk	X
Small and Medium Cap Company Risk	X
Special Risks Associated with Foreign Currency Futures Contracts and Related Options	X
Special Risks Associated with Foreign Currency Options	X
Specialty Finance and Other Financial Companies Risks		X
Valuation Risk		X

Principal Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Dividend Strategy Risks. The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Qualified Dividend Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.

Common Stock Risk. The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk. The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities Risk. The Fund may invest up to 35% of its total assets in securities of issuers located in "emerging markets." Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

Leverage Risk. Leverage creates three major types of risks for shareholders:

•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;

•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.

The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.

Short Sale Risk. When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.

The Fund also incurs increased transaction costs associated with selling securities short.

REIT Risk. If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLP Tax Risk. Certain diversification requirements imposed by the Code limits the Fund's ability to invest in MLP securities. In addition, the Fund's ability to meet its investment objectives may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income. Sale of MLPs may result in the Fund realizing significant amounts of taxable ordinary income even for MLP positions sold at an overall loss with such amounts of taxable ordinary income being very difficult for the Fund to estimate or accrue for, and the tax reporting being significantly delayed, subject to dramatic revisions, and depending on the MLP issuers so reporting.

Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which the Fund invests, the Fund receives a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund's common shareholders will incur a current tax liability on the portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

Investments in Undervalued Securities. The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk.

The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Convertible Securities Risk. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Illiquid Securities Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Borrowing Risk. If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.

Risks of Derivative Investments. The Fund may invest in derivative instruments as described in the Fund's Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments.

Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.

Principal Risks of Investing in the Acquired Fund

Business Development Company (“BDC”) Risk. The Fund invests in closed-end funds that have elected to be treated as BDCs. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising, and investments in these companies present a greater risk of loss due to the companies’ youth and limited track record. BDCs are also generally more susceptible to competition and economic and market changes due to limited products and market shares. A BDC’s portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Certain BDCs in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDCs, together with other dividend paying stocks, may be negatively affected by a rise in interest rates. Alternatively, declining interest rates could adversely impact the earnings of BDCs in which the Fund invests, as new loan originations would likely be made at lower yields. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Financial Sector Concentration Risk. Under normal market conditions, the Fund concentrates its investments (i.e., invests at least 25% of its total assets) in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

Illiquid Securities Risk. The Fund may invest in securities that are considered to be illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Income and Interest Rate Risk. The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings may decline which then may adversely affect the Fund’s distributions on its common shares as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage. To the extent the Fund uses leverage and invests in BDCs that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. These hostilities and sanctions resulting from these hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Confluence) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Confluence have a financial incentive to leverage the Fund.

REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and are subject to the risks associated with obtaining financing for real property. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Mortgage-related securities are susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. In general, mortgage-related securities and asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk.

Specialty Finance and Other Financial Companies Risks. The profitability of specialty finance and other financial companies in which the Fund may invest is largely dependent upon the availability and cost of capital, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets or the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

Valuation Risk. The valuation of the Fund’s investments may carry more risk than that of traditional common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Investment Restrictions and Policies

The following is a comparison of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund. The Funds’ fundamental investment restrictions are substantially similar in some respects and differ in other respects. The Acquired Fund and Acquiring Fund are each diversified funds under the 1940 Act; however, only the Acquiring Fund has a fundamental investment restriction with respect to diversification. Additionally, the Acquired Fund may invest 25% or more of its total assets in securities of companies within industries in the financial sector. The Acquiring Fund does not make this representation.

Acquired Fund	Acquiring Fund	Differences
	The Acquiring Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies.	The Acquired Fund does not have an equivalent fundamental restriction.
The Acquired Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to securities of companies within industries in the financial sector or obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

The Acquiring Fund may not, with respect to 75% of its total assets, invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Acquired Fund may invest 25% or more of its total assets in securities of companies within industries in the financial sector.
The Acquired Fund may not borrow money except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order.	The Acquiring Fund may not borrow money, except as permitted by the 1940 Act. The Fund may borrow money for investment purposes, commonly referred to as leverage, and for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.	Substantially similar.
The Acquired Fund may not issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 2 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order.	The Acquiring Fund may not issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above.	Substantially similar, except that the Acquired Fund also permits the issuance of senior securities if issued pursuant to a Securities and Exchange Commission exemptive order.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations.	The Acquiring Fund may not make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements.	Substantially similar.
The Acquired Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	The Acquiring Fund may not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment.	Substantially similar.
The Acquired Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Acquiring Fund may not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.	Substantially similar.
The Acquired Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	The Acquiring Fund may not Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments.	Substantially similar.
	The Acquiring Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.	The Acquired Fund does not have a similar restriction.

Rights of Fund Shareholders

The Acquired Fund was organized as a Massachusetts business trust on March 20, 2007. The Acquiring Fund was organized as a Delaware statutory trust on October 27, 2006.

On August 1, 2022, certain new provisions of Delaware law, applicable to the Acquiring Fund as a Delaware statutory trust, went into effect. Pursuant to these new provisions, shareholders of the Acquiring Fund that acquire ownership of shares equal to or greater than certain thresholds tied to the overall voting interests of such fund or the voting interests of a class of shares of such fund may, with respect to certain shares, have limited ability to vote with respect to certain proposals. The first threshold which could trigger these new provisions is ownership of 10% or more of the overall voting interests of the fund or of a class of shares of the fund.

The Acquired Fund is governed by its own Declaration of Trust and Amended and Restated By-laws. The Acquiring Fund is governed by its own Agreement and Declaration of Trust and By-Laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective governing documents of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. The term “the Trust,” when used in the below table, refers to the applicable Fund.

	Acquired Fund	Acquiring Fund
Voting Rights	Shareholders shall not have the power to vote on any matter except: (i) for the election of Trustees under certain circumstances or the removal of Trustees; (ii) with respect to a sale of assets or reorganization or similar transaction only if required applicable law or as may be determined by the Trustees; (iii) with respect to the conversion of the Trust to an “open-end company”; and (iv) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust or as the Trustees may consider and determine necessary or desirable.

Shareholders shall have no power to vote on any matter except matters on which a vote of Shares is required by applicable law, the Declaration of Trust or resolution of the Trustees. Any matter required to be submitted for approval of any of the Shares and affecting one or more classes or series shall require approval by the required vote of Shares of the affected class or classes and series voting together as a single class and, if such matter affects one or more classes or series thereof differently from one or more other classes or series thereof or from one or more series of the same class, approval by the required vote of Shares of such other class or classes or series or series voting as a separate class shall be required in order to be approved with respect to such other class or classes or series or series; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Trust. Shareholders of a particular class or series thereof shall not be entitled to vote on any matter that affects the rights or interests of only one or more other classes or series of such other class or classes or only one or more other series of the same class. There shall be no cumulative voting in the election or removal of Trustees.

Subject to any provision of applicable law, this Declaration or resolution of the Trustees specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Shareholders, (i) the affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees, (ii) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on any other matter shall be the act of the Shareholders with respect to such matter, and (iii) where a separate vote of one or more classes or series is required on any matter, the affirmative vote of a majority of the Shares of such class or classes or series or series present in person or represented by proxy and entitled to vote on such matter shall be the act of the Shareholders of such class or classes or series or series with respect to such matter.

	Acquired Fund	Acquiring Fund
Shareholder Quorum	Thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum at any meeting of the shareholders.	The holders of a majority of the outstanding Shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Trust is being taken. The holders of a majority of the outstanding Shares of a class or classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of such class or classes for purposes of conducting business on which a vote of Shareholders of such class or classes is being taken. The holders of a majority of the outstanding Shares of a series or series on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders of such series or series for purposes of conducting business on which a vote of Shareholders of such series or series is being taken.
Election of Trustees	A plurality of shares voted at a meeting at which a quorum is present shall elect a Trustee, except in the case of a contested election, where a majority of the outstanding shares entitled to vote is required.	The affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees.
Removal of Trustees	Any of the Trustees may be removed (i) by action of at least two-thirds of the outstanding shares, or (ii) by the action of at least two-thirds of the remaining Trustees.

Any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 of the Declaration of Trust), for or without cause, at any time by a written instrument, signed or adopted by two-thirds of the remaining Trustees, or by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee, specifying the date when such removal shall become effective.

Approval of a Consolidation or Reorganization	In the event that such a transaction is required by applicable law to be approved by shareholders of the Trust or otherwise determined by the Trustees, such transaction shall require approval by the affirmative vote or consent of the holders of not less than two-thirds of the outstanding shares of the Trust entitled to vote, provided, however, that if such merger, consolidation, sale, lease or exchange has been previously approved by the affirmative vote of two-thirds of the Trustees, the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required.	The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and approved by the affirmative vote of the holders of not less than 75% of the affected Shares outstanding on the record date for the meeting of Shareholders to approve such transaction, and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

	Acquired Fund	Acquiring Fund
Termination of the Trust	The Trust may be terminated at any time by the Trustees by written notice to the shareholders of the Trust .	The Trust may be dissolved, after two thirds of the Trustees have approved a resolution therefor, upon approval by Shares having at least 75% of the votes of all of the Shares outstanding on the record date for such meeting, voting as a single class, except to the extent required by the 1940 Act.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under Delaware or Massachusetts law, as applicable.

The Advisers of the Funds

First Trust, located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, serves as the investment adviser to the Acquired Fund pursuant to an investment management agreement between the Acquired Fund and First Trust (the “Investment Management Agreement”). In addition, First Trust is responsible for providing certain clerical, bookkeeping and other administrative services to the Acquired Fund and also provides fund reporting services to the Acquired Fund for a flat annual fee. First Trust is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust and the sole Trustee of the Acquired Fund who is not an Independent Trustee. As of September 30, 2023, First Trust had collective assets under management or supervision of approximately $195 billion through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. Subject to the general supervision of the Acquired Fund’s Board, and in accordance with the investment objective, policies, and restrictions of the Acquired Fund, First Trust is responsible for the management and operation of the Acquired Fund and the investment of the Acquired Fund’s assets. First Trust provides such services to the Acquired Fund pursuant to the Investment Management Agreement. The Investment Management Agreement became effective for an initial two-year term and continues in effect from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. A discussion regarding the basis for the Board’s renewal of the Investment Management Agreement is available in the Acquired Fund’s annual report to shareholders for the period ended November 30, 2022. The Acquired Fund pays to First Trust an investment management fee in consideration of the advisory and other services provided by First Trust to the Acquired Fund. Pursuant to the Investment Management Agreement, the Acquired Fund has agreed to pay First Trust a management fee payable on a monthly basis at the annual rate of 1.00% of the Acquired Fund’s Managed Assets. For purposes of this calculation, “Managed Assets” means the average daily gross asset value of the Acquired Fund (including assets attributable to the Acquired Fund's Preferred Shares (as such term is defined in the Acquired Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Acquired Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Acquired Fund). The Acquired Fund commenced investment operations on May 25, 2007.

CIM, located at 20 Allen Avenue, Suite 300, Saint Louis, MO 63119, serves as the Acquired Fund’s sub-adviser and manages the Acquired Fund’s portfolio subject to First Trust’s supervision.

abrdn Investments Limited (“aIL”), a Scottish company, serves as the adviser to the Acquiring Fund. aIL’s registered address is 10 Queen’s Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB101XL. aIL is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $632.2 billion in assets as of June 30, 2023. The Acquiring Fund pays aIL a monthly fee computed at the annual rate of 1.00% of the Acquiring Fund’s average daily Managed Assets. “Managed Assets” is defined as total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. The Acquiring Fund commenced operations on January 26, 2007.

aIL has entered into a written contract (the “Amended and Restated Expense Limitation Agreement”) with the Acquiring Fund that is effective through June 30, 2024. In connection with the Reorganization, the Amended and Restated Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganization, or June 30, 2025, whichever is later. The Amended and Restated Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of the Reorganization, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.14% of the average daily net assets of the Fund on an annualized basis.

aIL may request and receive reimbursement from the Acquiring Fund or Combined Fund, as applicable, of the advisory fees waived and other expenses reimbursed pursuant to the Amended and Restated Expense Limitation Agreement as of a date not more than three years after the date when aIL limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by aIL, and the payment of such reimbursement is approved by the Fund Board on a quarterly basis. Except as provided for in the Amended and Restated Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by aIL is not permitted.

Information regarding the basis of the Board of the Acquiring Fund’s approval of the investment advisory agreement with aIL is available in the Acquiring Fund’s annual shareholder report for the fiscal year ended October 31, 2022.

The Advisory Agreement with aIL was effective for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Acquiring Fund or by aIL upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreement, aIL is permitted to provide investment advisory services to other clients.

aIL began managing the Acquiring Fund on May 7, 2018 pursuant to an Investment Advisory Agreement dated May 4, 2018. Prior to May 7, 2018, the Acquiring Fund was managed by another, unaffiliated investment adviser.

In rendering investment advisory services to the Acquiring Fund, aIL may use the resources of subsidiaries owned by abrdn plc. The abrdn plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to US clients of aIL.

Portfolio Management of the Acquired Fund

The portfolio managers having primary responsibility for the day-to-day management of the Acquired Fund’s portfolio are Mark Keller, CFA, David Miyazaki, CFA, and Daniel Winter, CFA.

Listed below is the biography for the member of the portfolio management team.

Mark A. Keller, CFA – Chief Executive Officer and Chief Investment Officer

Mr. Keller has over 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards’ Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm’s Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm’s Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

David B. Miyazaki, CFA – Senior Vice President and Portfolio Manager

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards’ ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards’ Investment Strategy Committee. As a strategist, he was responsible for the firm’s quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

Daniel T. Winter, CFA – Senior Vice President and Chief Investment Officer – Value Equity

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm’s six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm’s Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm’s Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

Portfolio Management of the Acquiring Fund

The Acquiring Fund is managed by abrdn’s Global Equity team, which is responsible for the Acquiring Fund’s public infrastructure investments. The Global Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Acquiring Fund. As of the date of filing this Proxy Statement/Prospectus, the following individuals have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio:

Martin Connaghan – Investment Director, Global Equities – Currently, an Investment Director on the Global Equity Team at abrdn. Mr. Connaghan joined Murray Johnstone in 1998, which was subsequently acquired by abrdn in 2001. He has held a number of roles, including Trader and ESG Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London. He primarily focuses on global and global income mandates.

Josh Duitz – Deputy Head of the Global Equities Team – Josh Duitz is Deputy Head of Global Equities and Head of Infrastructure (public markets) at abrdn. He joined abrdn in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager of its Global Dynamic Dividend and Global Infrastructure strategies. The management contracts of the funds he managed at Alpine Woods were acquired by abrdn in April 2018, which he continues to manage. Previously, Mr. Duitz worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, he worked for Arthur Andersen where he was a senior auditor.

Ruairidh Finlayson – Investment Director at abrdn – Mr. Finlayson joined the company in 2018 from Polar Capital Partners where he worked as an Equity Analyst for the North America and Global Alpha funds. Previously, Mr. Finlayson worked as an Equity Analyst for Brewin Dolphin after qualifying as a Chartered Accountant with Ernst & Young.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Service Providers to the Acquired Fund	Service Providers to the Acquiring Fund
Administrator	The Bank of New York Mellon	abrdn Inc.
Sub-Administrator	N/A	State Street Bank and Trust Company
Custodian	The Bank of New York Mellon	State Street Bank and Trust Company
Transfer Agent, Dividend Paying Agent and Registrar	Computershare, Inc.	Computershare Trust Company, N.A.
Fund Accounting Services Provider	The Bank of New York Mellon	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP	KPMG LLP
Fund Counsel	Chapman and Cutler LLP	Dechert LLP
Counsel to the Independent Trustees	Vedder Price P.C.	Faegre Drinker Biddle & Reath LLP

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of September 29, 2023, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date. As shown below, it is anticipated that the NAV of Acquiring Fund shareholders’ shares would remain the same and Acquiring Fund assets would increase.

	Acquired Fund	Acquiring Fund	Adjustments		Pro Forma Combined Fund
Net Assets	$57,434,116	$927,237,048	--		$984,671,164
Common Shares Outstanding(a)	14,367,591	105,430,999	(7,833,562	)(b)	111,965,028
Net Asset Value Per Share	$4.00	$8.79	$(4.00	)b)	$8.79

(a)	Based on the number of outstanding common shares as of September 29, 2023.
(b)	Reflects the exchange of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganizations.

AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND ABRDN INC.

First Trust and abrdn Inc. have entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to First Trust’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and upon satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, First Trust has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of First Trust in and to the books and records relating to the Business of the Acquired Fund and (ii) all goodwill of the Business as a going concern (the “Asset Transfer”).

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden,” as the term is defined in Section 15(f), must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

First Trust intends to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Combined Fund will not be “interested persons” (as defined in the 1940 Act) of abrdn Inc., aIL or First Trust, and (ii) for a period of two years after the Closing Date, no “unfair burden,” as defined in the 1940 Act, will be imposed on the Combined Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. Both Funds offer one class of shares: common shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Agreement and Declaration of Trust authorizes an unlimited number of transferable shares, no par value. If the Reorganization is consummated, the Acquiring Fund will issue common shares to the shareholders of common shares of the Acquired Fund based on the relative per share NAV of the Acquiring Fund and the NAV of the assets of the Acquired Fund, in each case as of the date of the Reorganization. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable.

Preferred Shares and Other Securities. Currently, neither the Acquired Fund nor the Acquiring Fund have issued preferred shares.

Under the Acquired Fund’s Declaration of Trust, the Board of the Acquired Fund may authorize the issuance of preferred shares and debt instruments as provided therein.

The Acquiring Fund’s Declaration of Trust provides that the Board of the Fund may, subject to the fundamental policies of the Fund and the requirements of the 1940 Act, authorize and issue such other securities (or series thereof) of the Fund as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred shares of beneficial interest, debt securities or other senior securities.

Under the requirements of the 1940 Act, the Acquiring Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Acquiring Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Acquiring Fund, if any, plus the aggregate liquidation preference of the preferred shares.

The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Acquiring Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

The rights of any existing or future lenders to receive payments of interest on and repayments of principal of any borrowings under any credit agreements in which the Acquiring Fund has entered or may enter are or will be senior to the rights of holders of preferred shares with respect to the payment of dividends and other distributions and upon liquidation. Under such borrowing programs, the Acquiring Fund would not be permitted to declare dividends and other distributions with respect to preferred phares or redeem preferred shares unless, at such time, the Acquiring Fund met certain asset coverage requirements and no event of default or other circumstance existed under the credit agreement that would limit or otherwise block payments on the preferred shares.

Immediately after the issuance of any preferred shares, the preferred shares will rank equally with all the Acquiring Fund’s other preferred shares that might be issued in the future as to payment of dividends and the distribution of Fund assets upon dissolution, liquidation or winding-up of the Acquiring Fund’s affairs. Any preferred shares that the Acquiring Fund may issue in the future will be, senior as to dividends and distributions to the Acquiring Fund’s common shares.

Distributions. The Funds have different dividend policies with respect to the payment of dividends on their shares. Distributions of investment company taxable income for the Acquiring Fund are declared and paid on a monthly basis, whereas distributions of investment company taxable income for the Acquired Fund are declared and paid on a quarterly basis. Capital gains distributions, if any, are paid at least annually by both Funds.

Outstanding Common Shares as of the Record Date

Outstanding Shares
Acquired Fund	[ ]
Acquiring Fund	[ ]

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “AOD” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “FGB” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the net asset value calculated on the day of the highest and lowest closing market prices at the close of the market on the NYSE and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

Acquired Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
November 30, 2023	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
August 31, 2023	3.48	2.97	4.07	3.55	-14.07	-16.34
May 31, 3023	3.43	2.84	3.82	3.36	-10.21	-15.98
Feb 28, 2023	3.44	3.02	3.90	3.50	-11.79	-14.20
November 30, 2022	3.60	2.80	3.90	3.22	-4.51	-15.15
August 31, 2022	3.77	3.06	4.18	3.54	-9.59	-13.56
May 31, 2022	4.24	3.38	4.60	3.81	-7.02	-11.29
February 28, 2022	4.18	3.83	4.56	4.27	-7.32	-10.30
November 30, 2021	4.26	3.88	4.61	4.21	-7.59	-7.84
August 31, 2021	4.36	3.99	4.45	4.21	0.46	-5.23
May 31, 2021	4.26	3.69	4.34	3.90	-0.47	-5.38

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

Acquiring Fund

	Market Price ($)(1)		NAV ($)(2)		Premium/discount to NAV (%)(3)
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2023	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2023	8.41	7.91	9.70	9.19	-13.30	-14.21
April 30, 3023	8.54	7.69	9.72	8.99	-12.14	-14.46
January 31, 2023	8.41	7.35	9.60	8.42	-11.57	-12.71
October 31, 2022	8.67	7.00	9.81	8.09	-11.62	-13.79
July 31, 2022	9.02	7.91	10.13	8.99	-10.96	-13.17
April 30, 2022	10.09	8.84	11.01	9.84	-8.36	-11.51
January 31, 2022	10.45	9.59	11.26	10.59	-7.19	-9.70
October 31, 2021	10.49	9.69	11.28	10.53	-7.00	-7.98
July 31, 2021	10.40	9.62	11.30	10.87	7.64	-11.50
April 30, 3021	9.81	9.01	11.07	10.26	-11.38	-13.11

(1) Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3) Calculated based on the information presented.

On [   ], 2023, the Acquired Fund’s NAV per share was $[   ] and the last reported sale price of a common share on the NYSE was $[    ], representing a [premium/discount] to NAV of [   ]%. On [    ], 2023, the Acquiring Fund’s NAV per share was $[    ] and the last reported sale price of a common share on the NYSE was $[    ], representing a [premium/discount] to NAV of [    ]%.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Fund for the fiscal year ended November 30, 2022, and for the Acquiring Fund for the fiscal year ended October 31, 2022. A Fund’s past performance does not necessarily indicate how its shares will perform in the future and the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares is not reflected in the below.

	Average Annual Total Return on NAV				Average Annual Total Return on Market Value
	Ten Years	Five Years	One Year	Since Inception	Ten Years	Five Years	One Year	Since Inception	Inception Date
Acquired Fund	2.55%	-0.50%	-5.60%	-0.04%	1.59%	-1.70%	-4.39%	-0.77%	May 25, 2007
Acquiring Fund	7.89%	5.19%	-15.15%	1.81%	7.36%	4.35%	-19.25%	0.62%	January 26, 2007

For the Acquired Fund, Total Return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total Returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

For the Acquiring Fund, Average Annual Total Return on NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period is assumed to be reinvested at the ending NAV. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

NET ASSET VALUE OF COMMON SHARES OF THE ACQUIRING FUND

Common shares of the Acquiring Fund are listed on the NYSE. The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Acquiring Fund’s custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the common shares of the Acquiring Fund is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of common shares outstanding of the Fund. The Acquiring Fund reserves the right to calculate the NAV more frequently if deemed desirable.

The Acquiring Fund values its securities at current market value or fair value, consistent with regulatory requirements. Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00pm ET). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund Board designated aIL as the valuation designee ("Valuation Designee") for the Acquiring Fund to perform the fair value determinations relating to Acquiring Fund investments for which market quotations are not readily available. In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Acquiring Fund’s Board of Trustees.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Acquiring Fund’s NAV was last calculated (for example, movements in certain US securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean of the bid price and ask price of such currencies against the US dollar, as quoted by a major bank.

When an Acquiring Fund common shareholder sells common shares, he or she will typically receive the market price for such common shares, which may be less than the NAV of such common shares.

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The dividend reinvestment plan (the “Plan”) of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Acquiring Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent” or “Computershare”) in the Acquiring Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in US dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Acquiring Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Acquiring Fund declare an income dividend or a capital gains distribution payable either in the Acquiring Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Acquiring Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Acquiring Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Acquiring Fund shares at such time, or if the Acquiring Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Acquiring Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of an Acquiring Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Acquiring Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Acquiring Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her US bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Acquiring Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Acquiring Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Agreement and Declaration of Trust and By-Laws of the Acquiring Fund contain provisions, which are described below in this section, that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Acquiring Fund; (ii) the Acquiring Fund’s freedom to engage in certain transactions or (iii) the ability of the Acquiring Fund’s trustees or shareholders to amend the Agreement and Declaration of Trust and By-Laws or effectuate changes in the Acquiring Fund’s management. These provisions of the Agreement and Declaration of Trust and By-Laws of the Acquiring Fund may be regarded as “anti-takeover” provisions.

The Board of the Acquiring Fund is divided into three (3) classes, with the terms of one (1) class expiring at each annual meeting of shareholders or special meeting in lieu thereof. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two (2) years the replacement of a majority of the Board of the Acquiring Fund. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Acquiring Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Acquiring Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Acquiring Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Acquiring Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Acquiring Fund or any subsidiary of the Acquiring Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Acquiring Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Acquiring Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Acquiring Fund or any subsidiary thereof, in exchange for securities of the Acquiring Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Acquiring Fund, or any entity controlled by the Acquiring Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Agreement and Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction.

The Board of the Acquiring Fund has determined that provisions with respect to the Board of the Acquiring Fund and the shareholder voting requirements are in the best interests of the shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Agreement and Declaration of Trust provides that the Acquiring Fund will fully indemnify (except in the case of certain disabling conduct) each of its trustees, officers and employees, and any investment adviser or sub-adviser in connection with their service with the Acquiring Fund. The Agreement and Declaration of Trust also provides for advancement of expenses (including counsel fees) to such indemnified persons subject to certain conditions set forth in the Agreement and Declaration of Trust.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The information for the six months ended May 31, 2023, is unaudited. The information for the other periods shown has been audited by Deloitte & Touche LLP, the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended November 30, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended November 30, 2022, which is available at [https://www.ftportfolios.com] and upon request.

	Six Months
	Ended
	5/31/2023		Year Ended November 30,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of period	$3.73		$4.33	$3.44	$5.92	$5.78	$6.42

Income from investment operations:
Net investment income (loss)	0.18		0.26	0.26	0.33	0.58	0.66
Net realized and unrealized gain (loss)	(0.23)		(0.53)	0.96	(2.37)	0.22	(0.60)
Total from investment operations	(0.05)		(0.27)	1.22	(2.04)	0.80	0.06

Distributions paid to shareholders from:
Net investment income	(0.17)		(0.28)	(0.30)	(0.44)	(0.40)	(0.63)
Return of capital	—		(0.05)	(0.03)		(0.26)	(0.07)
Total distributions paid to Common Shareholders	(0.17)		(0.33)	(0.33)	(0.44)	(0.66)	(0.70)

Net asset value, end of period	$3.51		$3.73	$4.33	$3.44	$5.92	$5.78

Market value, end of period	$2.95		$3.49	$4.00	$3.28	$5.90	$6.07

Total return based on net asset value(a)	(0.96)%		(5.60)%	36.49%	(34.67)%	14.58%	1.09%
Total return based on market value(a)	(11.04)%		(4.39)%	32.23%	(37.49)%	8.74%	6.83%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,420		$53,604	$62,197	$49,437	$85,054	$82,960
Ratio of total expenses to average net assets	2.71	%(b)	2.02%	1.78%	2.35%	2.56%	2.38%
Ratio of total expenses to average net assets excluding interest expense	1.59	%(b)	1.53%	1.49%	1.78%	1.60%	1.58%
Ratio of net investment income (loss) to average net assets	9.84	%(b)	6.44%	6.35%	8.87%	9.95%	10.79%
Portfolio turnover rate	7%		5%	8%	20%	7%	12%

Indebtedness:
Total loan outstanding (in 000’s)	$8,600		$8,600	$8,600	$6,500	$25,000	$25,000
Asset coverage per $1,000 of indebtedness(c)	$6,863		$7,233	$8,232	$8,606	$4,402	$4,318

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(b)	Annualized.

(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

The Acquiring Fund

The information for the six months ended April 30, 2023, is unaudited. The information for the other periods shown has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended October 31, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2022, which is available at www.abrdnaod.com and upon request.

	For the Six- Months Ended April 30,		For the Fiscal Years Ended October 31,
	2023
	(unaudited)		2022	2021		2020		2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share beginning of period	$8.61		$10.98	$8.76		$9.56		$9.33	$9.95
Net investment income	0.29		0.63	0.66		0.63		0.64	0.64
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	1.00		(2.31)	2.25		(0.74)		0.27	(0.58)
Total from investment operations applicable to common shareholders	1.29		(1.68)	2.91		(0.11)		0.91	0.06
Distributions to common shareholders from:
Net investment income	(0.35)		(0.69)	(0.69)		(0.67)		(0.65)	(0.67)
Return of capital	–		–	–		(0.02)		(0.04)	(0.02)
Total distributions	(0.35)		(0.69)	(0.69)		(0.69)		(0.69)	(0.69)
Capital Share Transactions: Anti-Dilutive effect of share repurchase program	–		–	–		–		0.01	0.01

Net asset value per common share, end of period	$9.55		$8.61	$10.98		$8.76		$9.56	$9.33
Market price, end of period	$8.26		$7.50	$10.05		$7.31		$8.44	$7.94

Total Investment Return Based on(b):
Market price	14.82%		(19.25)%	47.64%		(5.47)%		15.55%	(4.96)%
Net asset value	15.63%		(15.15)%	34.60	%(c)	0.00	%(c)	11.39%	1.24%

Ratio to Average Net Assets Applicable to Common
Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$1,006,391		$908,039	$1,157,523		$924,011		$1,007,850	$994,556

Average net assets applicable to common shareholders (000 omitted)	$979,873		$1,049,849	$1,129,413		$964,667		$981,093	$1,082,514
Net operating expenses, net of fee waivers	1.25	%(d)	1.16%	1.16%		1.15%		1.22%	1.18%
Net operating expenses, excluding fee waivers	1.32	%(d)	1.21%	1.20%		1.18%		1.24%	1.19%
Net operating expenses, net of fee waivers	1.14	%(d)	1.14%	1.14%		1.14%		1.18%	1.14%
and excluding interest expense
Net Investment income	6.37	%(d)	6.36%	6.14%		6.93%		6.94%	6.32%
Portfolio turnover	36	%(e)	83%	72%		115%		135%	77%
Line of credit payable outstanding (000 omitted)	$45,679		$12,250	$4,092		$–		$–	$15,401

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(d)	Annualized.

(e)	Not annualized.

(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Line of Credit.

INFORMATION ABOUT THE REORGANIZATION

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement/Prospectus), the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate NAV equal to the aggregate NAV of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares of the Acquiring Fund, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Acquiring Fund or via electronic exchange of documents in the first quarter of 2024 and after satisfaction or waiver of the conditions precedent to the Closing, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree. As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Massachusetts law.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The NAV per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their NAVs as set forth in their respective prospectuses (normally the close of regular trading on the NYSE) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date. At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. Please see “Synopsis” above for further information regarding the Funds’ valuation procedures.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, the Acquired Fund shares outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund shares in an amount equal to the ratio of the NAV per share of the Acquired Fund to the NAV per share of the Acquiring Fund. Cash may be issued in lieu of fractional shares of the Acquiring Fund. In the event Acquired Fund shareholders would be entitled to receive fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, approval of the Proposal by the shareholders of the Acquired Fund and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of the Acquired Fund, make proceeding with the Reorganization Agreement inadvisable; (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization to be performed at or before the Closing Date, which breach would give rise to the failure of a condition precedent to the obligation of a party as set forth in the Reorganization Agreement and it is not cured within 30 days after being provided notice by the non-breaching party; or (iii) if the Agreement referred to in “AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND ABRDN INC.” above is validly terminated.

Expenses of the Reorganization

aIL and its affiliates and First Trust and its affiliates will bear certain expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. The expenses of the Reorganization are estimated to be approximately $446,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning and de-levering conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

Treatment as a Tax Free Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund each will receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on US federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

As a reorganization, the US federal income tax consequences of the Reorganization can be summarized as follows:

•	The transfer of the Acquired Fund assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares of the Acquiring Fund);

•	The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares of the Acquiring Fund for which cash is received);

•	The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

•	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

•	The holding period of the Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Capital Loss Carryforwards

As of the fiscal year ended November 30, 2022, the Acquired Fund had $49,410,705 of non-expiring capital loss carryforwards. As of the fiscal year ended October 31, 2022, the Acquiring Fund had $161,117,918 of non-expiring capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use the Acquired Fund or its own pre-Reorganization capital losses may be limited following the Reorganization under the loss limitation rules of sections 382, 383 and 384 of the Code. Either Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares of the Acquiring Fund

If an Acquired Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of Acquired Fund shares surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a registered investment company during its tax year ending with the date of the Reorganization and to eliminate any US federal income tax on its taxable income in respect of such tax year.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganization and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Combined Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Combined Fund sells the appreciated securities and distributes the realized gain.

Tracking Your Basis and Holding Period; State and Local Taxes

After the Reorganization of the Acquired Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Combined Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Acquired Fund as of the close of business on October 23, 2023, the record date (previously defined as the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held, and each fractional share held shall be entitled to a proportionate fractional vote.

Proxies

Shareholders of record as of the Record Date may vote by attending the Special Meeting or, prior to the Special Meeting, may vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. For more information on attending the Special Meeting, see “ Additional Information about Attending the Special Meeting” below.

You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Secretary of the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (iii) attending and voting at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the Proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting. Thirty-three and one-third percent (33-1/3%) of the shares outstanding of the Acquired Fund entitled to vote present in person or represented by proxy at the Acquired Fund’s Special Meeting shall constitute a quorum for that meeting.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Proposal is considered ”non-routine,” so brokers will not have discretionary voting power with respect to the Proposal, and the Acquired Fund does not expect to receive any broker non-votes.

Abstentions and broker non-votes, if any, will be included for purposes of determining whether a quorum for the Acquired Fund is present at the Special Meeting and will be treated as shares present at the Special Meeting, but will not be treated as votes cast.

Adjournments

Any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time with respect to one or more matters to a date that may be more than one hundred and twenty (120) days after the date set for the original meeting, whether or not a quorum is present with respect to such matter or matters; upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including those that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments. Any adjourned meeting may be held as adjourned without further notice if the new date, time and place of the meeting was announced at the meeting that was adjourned. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponements or adjournments of a meeting, and no proxy shall be valid after eleven months from its date unless a longer period is expressly provided in the appointment.

Additional Information about Attending the Special Meeting

As stated earlier in this Proxy Statement/Prospectus, the Special Meeting is scheduled to be held on [ ], 2024, at [ ] Central Time at the offices of First Trust, located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187. Please note that shareholders who intend to attend the Special Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date to be admitted to the Special Meeting. You may call toll-free [   ] for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

List of Acquired Fund Shareholders

A list of shareholders of record of the Acquired Fund entitled to notice of the Special Meeting will be available at First Trust’s offices, located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, for inspection by any shareholder during regular business hours beginning on the second business day after notice is given of the Special Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to provide advance written notice to the Acquired Fund to inspect the list of shareholders and will also need to show valid identification and proof of share ownership to inspect such list.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders of the Acquired Fund who want to communicate with the Board of the Acquired Fund or any individual Trustee should write the Acquired Fund to the attention of the Acquired Fund Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187. The letter should indicate that you are a shareholder of the Acquired Fund. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee of the Board of the Acquired Fund and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the Special Meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

SHAREHOLDER INFORMATION

As of [ ], 2023, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
[ ]	[ ]	[ ]	[ ]	[ ]

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
[ ]	[ ]	[ ]	[ ]	[ ]

Security Ownership of Management

[As of [ ], 2023, the officers and Trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of [ ], 2023, the officers and Trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.]

SHAREHOLDER PROPOSALS

In order to nominate persons to the Board of the Acquired Fund or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders of the Acquired Fund, a shareholder must comply with any requirements under applicable law (including without limitation the proxy rules under the Exchange Act) and the requirements of the Acquired Fund’s Amended and Restated By-Laws (the “By-Laws”). The By-Laws provide, among other requirements, that a proposing shareholder be entitled to vote on the proposal and that timely written notice which includes the information required by the By-Laws must be provided to the Secretary of the Acquired Fund. In order to be considered timely, unless a greater or lesser period is required under applicable law, the shareholder notice must be delivered to or mailed and received at the Acquired Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Acquired Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such shareholder notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Timely submission of a proposal does not mean that such proposal will be included in the Acquired Fund’s proxy statement. The Acquired Fund’s proxy materials for its 2023 annual meeting were mailed to shareholders on or about March 14, 2023, and such annual meeting was held on April 17, 2023. Shareholders should consult the Acquired Fund’s By-Laws for more information about the requirements for shareholder proposals. Copies of the By-Laws can be found in the Current Report on Form 8-K filed by the Acquired Fund with the SEC on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Acquired Fund at such Fund’s principal executive offices.

To be considered for presentation at the Acquired Fund’s 2024 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, must have been received at the offices of the Acquired Fund at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, no later than November 15, 2023. However, if the Reorganization is approved and will be consummated, the Acquired Fund will be dissolved and will no longer hold annual meetings of shareholders.

In addition, the By-Laws of the Acquired Fund provide that, unless required by applicable law, no matter shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before a meeting.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about [ ], 2023. Proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Acquired Funds, including any agents or affiliates of such service providers. In addition, as noted above, a proxy solicitation firm, EQ Fund Solutions, LLC, has been engaged to assist in the solicitation of proxies. Shareholders of the Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken in accordance with the Acquired Fund’s By-Laws, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Acquired Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at [ ] weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [March 15, 2024], by and between abrdn Total Dynamic Dividend Fund, a Delaware statutory trust (the “Acquiring Fund”), and First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). First Trust Advisors L.P., an Illinois limited partnership and the investment adviser to the Acquired Fund (the “Seller”), joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3, and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940 (the “Purchaser”), joins this Agreement solely for purposes of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3.

The reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, no par value per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund as part of the complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, each of the Seller and the Purchaser have entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.        The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.        Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.4), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.        Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all liabilities of the Acquired Fund whether accrued or contingent, known or unknown (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.        Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time other than with respect to any fractional Acquiring Fund Shares for which cash may be distributed in lieu thereof, pursuant to paragraph 2.3. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such transfer, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

1.5.        Recorded Ownership of Acquiring Fund Shares. Ownership by Acquired Fund Shareholders of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.        Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.        Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Massachusetts law and the Investment Company Act of 1940, as amended (the “1940 Act”), all steps as may be necessary or appropriate to effect a complete deregistration, liquidation, dissolution and termination of the Acquired Fund.

2.	VALUATION

2.1.        Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees.

2.2.        Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees.

2.3.        Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be exchanged for Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with paragraph 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.        Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective valuation procedures (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.        Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on the Closing Date (as defined in the Purchase Agreement) applicable to the Acquired Fund, or such other date or place as an officer of the Acquiring Fund and an officer of the Acquired Fund may agree in writing and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.        Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination as soon as reasonably practicable following the Effective Time and shall be transferred and delivered by the Acquired Fund as soon as reasonably practicable following the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

3.3.        Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing that the Transfer Agent has been instructed to credit an appropriate number of Acquiring Fund Shares to the Acquired Fund as of the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares will be credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.        Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees or officers of the Acquired Fund and the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.        Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable. In addition, with respect to any Asset that requires additional documentation by an Asset’s issuer or other third party in order to effect a transfer of such Asset, the Acquired Fund will identify each such asset to the Acquiring Fund on a mutually agreed upon date prior to the Closing Date and will engage with the Acquiring Fund to complete such documentation as necessary to transfer such Assets to the Acquiring Fund’s custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.        Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Acquired Fund is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)          The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquired Fund Shares have been registered under the Securities Act of 1933, as amended (the “1933 Act”).

(c)          At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances except as otherwise disclosed to the Acquiring Fund, and upon delivery and payment for such Assets, the Acquiring Fund will acquire all rights of the Acquired Fund thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)          The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)          The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law in any material respect or a material violation of its Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)          All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)          Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)           The financial statements and financial highlights of the Acquired Fund at [November 30, 2023], have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and such statements present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)           Since [November 30, 2023], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)          At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

(l)           The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)         The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the Closing Date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)          The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)          All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)          The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)          The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for the use therein, will, as of the effective time of the Acquiring Fund’s registration statement on Form N-14 (the “Registration Statement”) in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.        Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)          The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)          The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the Acquiring Fund Shares have been registered under the 1933 Act.

(c)          The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)          At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and no such return is currently under audit, and no assessment has been asserted, in writing, with respect to such returns.

(e)          The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the period through the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)          The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority, and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)          The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law in any material respect or a material violation of its Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time-to-time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)           Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, is reasonably likely to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)          The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at [October 31, 2023], have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)           Since [October 31, 2023], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(o)          The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, as of the effective time of the Registration Statement in which it is included and any time prior to the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.        Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except as set forth in the Proxy Statement/Prospectus or to the extent agreed in advance with the Acquiring Fund.

5.2.        No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.        Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.        Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.        Shareholder Meeting. The Acquired Fund has called or will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.        Proxy Statement/Prospectus. The Acquired Fund has provided the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund has provided the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation by the Acquiring Fund of a Proxy Statement/Prospectus to be included in the Registration Statement (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.7.        Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.        Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.        Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time-to-time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.      Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.    Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.      Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the Commission thereunder.

5.13.    Fee Limitation. The Purchaser covenants that the Amended and Restated Expense Limitation Agreement (as such term is defined in the Registration Statement) shall be extended through one year from the date of the Closing, or June 30, 2025, whichever is later.

5.14.    Supplemental Listing Application. The Acquiring Fund shall file a Supplemental Listing Application with the New York Stock Exchange for the authorization of the listing of the number of additional Acquiring Fund Shares to be exchanged in the Reorganization as set forth in Section 1.4 of this Agreement.

6.	CONDITIONS PRECEDENT

6.1.        Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)          All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)          The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)          The Acquiring Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)          The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)          The Acquired Fund shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)          The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)         The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)        The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)        The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Agreement and Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)        The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)       To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.        Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)          All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)          The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(c)          The Acquired Fund shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(d)          The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)          The Acquiring Fund shall have received on the Closing Date the opinion of Chapman and Cutler LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)          The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as so described in the Proxy Statement/Prospectus, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and as so described in the Proxy Statement/Prospectus;

(ii)         The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)        The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust or its Amended and Restated By-Laws, each as amended from time-to-time, or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws;

(v)         The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)        The outstanding shares of the Acquired Fund have been registered under the 1933 Act; and

(vii)       To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.        Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)          The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions of the Board of Trustees of the Acquired Fund evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)          Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)          Certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquiring Fund shall have been delivered to the Acquired Fund, and certified copies of the resolutions evidencing the approval of the Agreement and the transactions contemplated herein by the Board of Trustees of the Acquired Fund shall have been delivered to the Acquiring Fund.

(d)          The Registration Statement of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)          At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any such conditions.

(h)          BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)           The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)           The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)          The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to the Acquiring Fund and the Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)          The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)         No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund;

(iii)        No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)         The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)        The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)       Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

(viii)      The holding period of the Acquired Fund Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)        The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(k).

7.	INDEMNIFICATION

7.1.        Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its Trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.        Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its Trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.        Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund, which is on file with the Secretary of the Commonwealth of Massachusetts, disclaiming such shareholder and Trustee liability for acts or obligations of the Acquired Fund.

7.4.        Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Agreement and Declaration of Trust of the Acquiring Fund disclaiming such shareholder and Trustee liability for acts or obligations of the Acquiring Fund.

7.5.        Remedies Exclusive. From and after the Closing Date, except in the case of fraud, the remedies provided for in this Section 7 shall constitute the sole and exclusive remedies for any claims made for breach of this Agreement. Each party hereby waives any provision of applicable law to the extent that it would limit or restrict this paragraph 7.5.

8.	BROKERAGE FEES AND EXPENSES

8.1.        No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.        Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.        Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund, subject to the authorization of each such Fund’s Board of Trustees; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.        Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days after being provided notice by the non-breaching party, or the failure of a condition set forth in paragraphs 6.1, 6.2 or 6.3, if it reasonably appears that the condition will not or cannot be met, unless such condition is waived by the applicable party or parties (if applicable). Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

First Trust Specialty Finance and Financial Opportunities Fund

120 East Liberty Drive, Suite 400

Wheaton, IL 60187
Attention: W. Scott Jardine, Esq.

With copies (which shall not constitute notice) to:

Chapman and Cutler LLP
320 South Canal Street

Chicago, IL 60606
Attention: Jonathan A. Koff, Esq.

If to the Acquiring Fund:

abrdn Total Dynamic Dividend Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attn: Legal Department / Alan Goodson / Lucia Sitar / Katherine Corey / Benjamin Brust

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.      Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.      The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

11.3.      In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.      Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.      Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.      Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.      Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.      Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

First Trust Specialty Finance and Financial Opportunities Fund	ABRDN TOTAL DYNAMIC DIVIDEND FUND

By:	By:
Name:	Name:
Title:	Title:

First Trust Advisors L.P. agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	abrdn INC. agrees to the provisions of paragraphs 5.12, 5.13, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2024 The undersigned holder of shares of the First Trust Specialty Finance and Financial Opportunities Fund (“FGB” or the “Fund”), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek Maltbie and Erin E. Klassman or any one of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on [ ], 2024, at [ ] Central time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [ ], 2023 (the “Proxy Statement/Prospectus”), and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any other adjournments or postponements thereof not set forth in the Proposal for the Fund (set forth on the reverse side of this proxy card) (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Fund’s Proposal set forth on the reverse side of this proxy card. This proxy is solicited on behalf of the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendation of the Board of Trustees. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-[ ]- [ ]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on [ ], 2024. The proxy statement of the Fund is available at: https://vote.proxyonline.com/firsttrust/docs/fgb.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-[ ]- [ ] to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-[ ]-[ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time SHAREHOLDER NAME AND ADDRESS HERE PROXY VOTING OPTIONS CONTROL PLEASE CAST YOUR PROXY VOTE TODAY! NUMBER SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! 23-28859-1 C1.1 P94

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] First Trust Specialty Finance and Financial Opportunities Fund IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW. TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:● THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FUND’S PROPOSAL SET FORTH BELOW. FOR AGAINST ABSTAIN 1. To approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets of FGB to abrdn Total Dynamic Dividend Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares of the Acquiring Fund) and the assumption by the Acquiring Fund of all of the liabilities of FGB and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of FGB and complete liquidation of FGB ○ ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Fund. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD 23-28859-1 C1.1 P95

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

October 24, 2023

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

WITH AND INTO

ABRDN TOTAL DYNAMIC DIVIDEND FUND

[   ], 2023

This Statement of Additional Information (“SAI”) is available to shareholders of abrdn Total Dynamic Dividend Fund (the “Fund”) and First Trust Specialty Finance and Financial Opportunities Fund (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund into the Fund. With respect to the reorganization, the Agreement and Plan of Reorganization provides for: (1) the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund  (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all or substantially all liabilities of the Acquired Fund; (3) the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and (4) the complete liquidation of the Acquired Fund (the “Reorganization”). The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2023, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling 1-800-522-5465. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

General	3
Investment Objectives, Policies And Risks of the Fund	3
Investment Restrictions of the Fund	13
Management of the Fund	13
Portfolio transactions and brokerage allocation	23
Repurchase of Common Shares	25
Material U.S. federal income tax considerations	25
Proxy voting policy and proxy voting record	33
Incorporation by reference	34
Financial statements and supplemental financial information	35
Legal counsel	37
Additional information	37
Appendix A—Description of securities ratings	A-1
Appendix B—Proxy voting guidelines	B-1

General

Prior to June 10, 2022, abrdn Total Dynamic Dividend Fund was known as Aberdeen Total Dynamic Dividend Fund.

Investment Objectives, Policies and Risks of the Fund

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Fund. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”), without the approval of shareholders.

The following information supplements the discussion of the Fund’s investment objectives, principal investment strategies and principal risks that appears in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Common Stocks

The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

3

Foreign Securities

Although it is not required to, under normal circumstances, the Fund invests 35-80% of its total assets in securities of issuers located in foreign countries. The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities

The Fund may invest up to 35% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

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In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Real Estate Investment Trusts

The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Master Limited Partnerships

A master limited partnership ("MLP") is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

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MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company under the Code.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market.

Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

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The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.

Other Investments

The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

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Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Short Sales

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.

The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. The Fund currently intends to close out each short position prior to the underlying issuer's ex-dividend date, if any, to avoid the Fund incurring any dividend expense in connection with such short position.

The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets.

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Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value ("NAV") to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

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Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

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Foreign Currency Options

The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Futures Contracts and Options on Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not subject to registration or regulation as a commodity pool operator under the CEA.

Defensive Positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

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Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

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Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money for investment purposes, commonly referred to as leverage, and for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;

2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;

6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

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Trustees

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment Portfolios (“Portfolios”) in Fund	Other Directorships Held by Trustee** During the Past Five Years

Interested Trustee

Stephen Bird† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class III Trustee	Term expires 2026; Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	10 Registrants (28 Portfolios)	None.

Independent Trustees

P. Gerald Malone c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2025; Trustee since 2018	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants (27 Portfolios)	None.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment Portfolios (“Portfolios”) in Fund	Other Directorships Held by Trustee** During the Past Five Years
Nancy Yao c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2018	Ms. Yao is a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America. She served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis, served as the inaugural director of policy research of Goldman Sachs’ Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee of U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on accounting and governance at Yale University.	8 Registrants (8 Portfolios)	None.

Todd Reit c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2025; Trustee since 2023	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	5 Registrants (5 Portfolios)	None.

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Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment Portfolios (“Portfolios”) in Fund	Other Directorships Held by Trustee** During the Past Five Years
John Sievwright c/o abrdn Inc 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2018	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021); and Chair of the Board of LoopFX (fin-tech start-up operating in large foreign currency institutional transactions) (since Sept. 2022). Previously, he was a Non-Executive Director for the following UK companies: Firstgroup PLC, NEX Group plc (2017 - 2018) (financial); ICAP PLC (2009 - 2016) (financial).	6 Registrants (8 Portfolios)	Non-Executive Director of Burford Capital Ltd since May 2020.

* As of September 30, 2023, the Fund Complex has a total of 14 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).

** Current directorships (excluding Fund Complex) as of September 30, 2023 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

† Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act as a result of his role with the Adviser.

Officers

The information contained under the heading “OFFICERS” in the Fund’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, filed with the SEC on April 14, 2023 (“Proxy Statement”) is incorporated herein by reference.

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Experience of Trustees

The information contained under the heading “Additional Information About the Trustees” in the Fund’s Proxy Statement is incorporated herein by reference.

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2022. Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2022		Total Compensation From Fund and Fund Complex Paid To Trustees*
Nancy Yao	$30,761		$287,685
P. Gerald Malone	$36,542		$583,729
Todd Reit	$0	**	$54,755
John Sievwright	$32,949		$231,196
Stephen Bird	N/A		N/A

*	See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.

**	Mr. Reit was appointed to the Fund’s Board effective June 13, 2023 and did not receive any compensation from the Fund during the fiscal year ended October 31, 2022.

Board and Committee Structure

The Board is currently composed of three trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), and one Interested Trustee, Stephen Bird. The Fund’s Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the annual meeting of shareholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2024, Class II in 2025 and Class III in 2026.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. The Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

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Audit Committee

The Board has an Audit Committee consisting of all the Independent Trustees. In addition, the members of the Audit Committee are also "independent," as defined in the Fund’s written Audit Committee Charter. The members of the Audit Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chair of the Audit Committee and is the Audit Committee Financial Expert.

The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Audit Committee members of the Board and ratified by the entire Board, who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund’s independent auditor and, in connection therewith, evaluate the terms of the engagements (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the aIL and receives the independent auditor’s specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by the Fund’s management or aIL, or their affiliated persons, to employ the independent auditor to render “permissible non-audit services” to the Fund and to consider whether such services are consistent with the independent auditor's independence. The written Charter for the Audit Committee is available at the Fund’s websites at https://www.abrdnaod.com. During the fiscal year ended October 31, 2022, the Audit Committee met 5 times.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Board has a Nominating Committee consisting of all the Independent Trustees. The members of the Nominating Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chair of the Nominating Committee.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committee will consider Trustee candidates recommended by shareholders of the Fund. Recommendations for consideration by a Nominating Committee should be sent to the Chair of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to the Board for the Fund if they follow the advance notice provisions in the Fund’s By-Laws.

In identifying and evaluating nominees for Trustees, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund's business. The Nominating Committees met one time during the fiscal year ended October 31, 2022.

Board and Committee Meetings in Fiscal Year 2022

During the Fund’s fiscal year ended October 31, 2022, the Board held five meetings. During such fiscal year, based on available records, the Trustees serving during that fiscal year attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which they served.

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Risk Oversight

The information contained under the heading “BOARD AND COMMITTEE STRUCTURE—Board Oversight of Risk Management” in the Fund’s Proxy Statement is incorporated herein by reference.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@abrdn.com.

Trustee Beneficial Ownership of Securities

[As of [ ], 2023, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.]

As of December 31, 2022, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in the Family of Investment Companies(2)
Independent Trustees:
Nancy Yao	B	D
P. Gerald Malone	B	E
Todd Reit(3)	A	C
John Sievwright	B	D
Interested Trustee:
Stephen Bird	B	D

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) ”Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

(3) Mr. Reit was appointed a Trustee of the Fund effective June 13, 2023 and did not own any shares of the Fund as of December 31, 2022. As of September 30, 2023, Mr. Reit owned $1-$10,000 of the Fund’s equity securities and $10,001-$50,000 of equity securities in the abrdn family of investment companies.

As of December 31, 2022, none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

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Beneficial Ownership

As of [ ], 2023, to the Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned		Estimated Pro Forma Percentage of Combined Fund
[ ]	[ ]	[ ]	[ ]	%	[ ]	%

The Adviser

abrdn Investments Limited (“aIL” or the “Adviser”), a Scottish Company, serves as the Adviser to the Fund. aIL’s registered address is 10 Queen’s Terrace, Aberdeen, Aberdeenshire, United Kingdom, AB101XL. The Adviser is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $632.2 billion in assets as of June 30, 2023. abrdn plc and its affiliates (collectively, “abrdn”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

Advisory Agreement

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) determine the allocation of assets among the Subadvisers, if any; (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser; (iv) research and evaluate each Subadviser, if any, including (a) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser's ongoing performance, (b) communicating performance expectations and evaluations to the Subadvisers, and (c) recommending to the Fund’s Board whether a Subadviser's contract should be renewed, modified or terminated; and (v) provide to the Fund’s Board such periodic reports concerning the Fund’s business and investments as the Board shall reasonably request.

In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Adviser Act of 1940, as amended, the 1940 Act, the 1933 Act, as amended, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser do business or has clients. No remuneration is paid by the Fund with regards to the MOU/personnel sharing arrangements.

The Fund will pay all of its expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

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For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities,(iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During periods when the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

The Adviser has entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2024. In connection with the Reorganization, the Expense Limitation Agreement shall be extended through one year from the date of the closing of the Reorganizations, or June 30, 2025, whichever is later. The Expense Limitation Agreement limits the total ordinary operating expenses of the Acquiring Fund and following the consummation of one or both Reorganizations, the Combined Fund (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses), from exceeding 1.14% of the average daily net assets of the Fund on an annualized basis

The Adviser may request and receive reimbursement from the Fund or Combined Fund, as applicable, of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board of the Fund or Combined Fund, as applicable, on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

The Advisory Agreement continues for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients.

For the fiscal years ended October 31, 2020, 2021 and 2022, the Adviser earned gross advisory fees of $9,673,831, $11,466,07 and $10,570,856, respectively.

The Advisory Agreement provides that the Adviser will not be liable to the Fund for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets in the absence of willful misfeasance, bad faith or gross negligence on the par of the Adviser or a reckless disregard of its duties, provided, however, that nothing in the Agreement shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities law. The Agreement also states that the Adviser shall indemnify the Fund and is officers and Trustees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement or violation of applicable law, including, without limitation, the federal and state securities laws.

The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.08% of the Fund’s average daily net assets.

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For the fiscal period from November 1, 2022 to April 30, 2023, and the fiscal year ended October 31, 2022, abrdn Inc. earned $388,728 and $839,879, respectively from the Fund for administration services.

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves as the Fund’s dividend paying agent, transfer agent and registrar.

Independent Registered Public Accountant

KPMG LLP is the Fund’s independent registered public accountant. KPMG provides audit services and consultation with respect to the preparation of filings with the SEC.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Form N-CSR, which contains the Annual Report for the fiscal year ended October 31, 2022, is incorporated herein by reference.

Potential Conflicts of Interest of the Adviser

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

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Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Adviser of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Adviser has freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

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Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of Markets in Financial Instruments Directive II (“MiFID II”), the Adviser absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Securities Exchange Act of 1934, as amended.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Adviser’s trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to foreign exchange (“FX”) transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions. The Adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser does not necessarily deem it practicable or in the Fund’s best interest to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

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Neither the Fund not the Adviser have an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser also received research services for the fiscal year ended October 31, 2022 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$1,443,442,391	$536,778

During the fiscal years ended October 31, 2022, 2021 and 2020, the following brokerage commissions were paid by the Fund:

Year ended October 31,
($000 omitted)
2022	2021	2020
$668	$641	$837

During the fiscal year ended October 31, 2022, the Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund’s annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

The rate of portfolio turnover in the fiscal years ended October 31, 2022, and October 31, 2021 was 83% and 72%, respectively.

Repurchase of Common Shares

On June 13, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2022, the Fund did not repurchase any shares through the Program.

Material U.S. federal income tax considerations

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”),  possibly  with  retroactive  effect.  No  attempt  is  made  to  present  a  detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, or investor with “applicable financial statements” within the meaning of section 451(b) of the Code. Furthermore, this discussion does not reflect possible application of the alternative  minimum  tax.  Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

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A “U.S. holder” is a beneficial owner that is for U.S. federal income tax purposes:

•   a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•   a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•   an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•   a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable U.S. Department of the Treasury (“Treasury”) regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund has elected to be treated as, and intends to qualify each year for the special tax treatment afforded a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must  derive  in  each  taxable  year  at  least  90%  of  its  gross  income  (including  tax-exempt  interest)  from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies  and (2) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under section 7704 of the Code but does not include a publicly traded partnership if 90% or more of its gross income is described in (1) above.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

For purposes of the income test, the character and source of the Fund’s distributive share of items of income, gain and loss derived through any entity properly treated as a partnership for U.S. federal income tax purposes (other than qualified publicly traded partnerships), including, in general, any unregistered fund, generally will be determined as if the Fund realized its distributive share of such tax items directly. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by any such partnership.

If the Fund qualifies  as a RIC and distributes  to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is  generally equal  to  the sum  of  (1) 98%  of  the  Fund’s  ordinary  income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

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Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on all of its taxable income and gains, and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be  able  to  treat  such  distributions  as  “qualified  dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and distribute any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to a RIC that qualified as such under the Code for at least one year prior to disqualification and that requalifies as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it at the time the Fund requalified as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC. The remainder of this discussion assumes the Fund will qualify for taxation as a RIC.

Taxation of Certain Fund Investments

Investments in Partnerships

The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships).  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders.  In addition, the Fund may have to dispose of an investment in a partnership or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent the partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

Any distribution by a partnership to the Fund in excess of the Fund’s allocable share of the partnership’s net taxable income will decrease the Fund's tax basis in its partnership interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized by the Fund on the disposition of its partnership interest.

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A portion of any gain or loss recognized by the Fund on a disposition of a partnership interest (or by a partnership on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the partnership that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of a partnership interest (or on a partnership’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. Any capital losses that the Fund recognizes on a disposition of a partnership interest can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce its capital gains in later years.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions  and  otherwise  satisfied  the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income; (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (4) convert long-term capital gain into short-term capital gain or ordinary income; (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (6) cause the Fund to recognize income or gain without a corresponding receipt of cash; (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (8) adversely alter the characterization of certain complex financial transactions; and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

If a Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Amounts included in income each year by a Fund arising from a QEF election will be qualifying income for purposes of the income test described above even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Section 163(j) of the Code limits the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income (50% for taxable years beginning in 2019 or 2020). The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. Under applicable Treasury regulations, all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

The Fund may invest in certain options, futures or forward currency contracts to hedge the Fund’s portfolio or for any other permissible purposes consistent with the Fund’s investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

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Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Taxation for U.S. Shareholders

Distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if properly reported by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, such as REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund (as described below), will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned the Fund’s shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

For taxable years beginning before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are generally eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates, provided certain holding period requirements are met with respect to the REIT stock. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to the Fund’s investments in a qualified publicly traded partnership will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in the qualified publicly traded partnership.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

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Sales and other dispositions of the Fund’s shares (including upon a termination of the Fund) generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss.

Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

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Medicare Tax

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions and gains on the sale of Fund shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of Fund shares.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. holder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary assumes that at all times the Fund’s common shares will be “regularly traded” for purposes of section 897 of the Code and does not address (1) any Non-U.S. holder that holds, at any time, more than 5% of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code (a “5% holder”), or (2) any Non-U.S. holder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States. A 5% holder may be subject to adverse consequences, including obligations to file U.S. tax returns and to pay tax at the rates applicable to U.S. persons, with respect to Fund distributions that are attributable to USRPIs (as defined below) or gain on the disposition of Fund shares. Such holders should consult their tax advisors regarding an investment in the Fund.

As indicated above, the Fund has elected to be treated, and intends to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. holders will, except as discussed below, generally be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. holder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. holder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided in each case that such amounts are properly reported by the Fund and the shareholder complies with applicable certification requirements relating to its non-U.S. status. The Fund may choose not to report such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. holder, and gains realized by a Non-U.S. holder upon the sale of the Fund’s shares, will, except as described below, generally not be subject to U.S. federal income or withholding tax unless the Non-U.S. holder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. holder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. holder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. holder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such Non-U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

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Special rules may apply to Non-U.S. holders who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and, subject to certain exceptions, any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses  in  a  trade  or  business. Certain of the Fund’s investments may constitute interests in United States real property holding corporations or other USRPIs. In  general,  if  the  Fund  is  a  United  States  real  property  holding  corporation (determined without regard to certain exceptions), distributions (including capital gain dividends) by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands  will generally be subject to U.S. federal withholding tax as an ordinary income dividend (i.e., subject to withholding tax at a 30% rate (or lower treaty rate)).

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Fund generally must obtain information sufficient to identify the status of each of its shareholders under sections 1471-1474 of the Code and the Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”) entered into by the United States and a foreign jurisdiction to implement FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Treasury have issued proposed regulations, on which taxpayers may currently rely, providing that the gross proceeds of share redemptions or exchanges and capital gain dividends the Fund pays will not be subject to FATCA withholding. You are encouraged to consult with your own tax adviser regarding the possible implications of FATCA on your investment in Fund shares, including investments through an intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. Proxies are voted by the Adviser pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.  Also attached hereto in Appendix B is the Adviser’s Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser approaches environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

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Incorporation by reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended May 31, 2023 (Investment Company Act File No. 811-22039; Accession No. 0001445546-23-004856);

•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended November 30, 2022 (Investment Company Act File No. 811-22039; Accession No. 0001445546-23-001041);

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-21980; Accession No. 0001104659-23-079593); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2022 (Investment Company Act File No. 811-21980; Accession No. 0001104659-23-002182).

•	the definitive proxy statement on Schedule 14A for the Fund’s 2023 annual meeting of shareholders, filed with the SEC on April 30, 2023; and (Investment Company Act File No. 811-21980; Accession No. 0001104659-20-054519); and

•	the description of common shares on Form 8-A (Investment Company Act File No. 001-33218; Accession No. 0001104659-06-082473) filed with the SEC on December 19, 2006.

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Fund:

By Phone:	(800) 522-5465
By Mail:	abrdn Total Dynamic Dividend Fund
c/o abrdn Investments Limited 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnaod.com.

for the Acquired Fund:

By Phone:	(630) 765-8000
By Mail:	First Trust Specialty Finance and Financial Opportunities Fund
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
By Internet:	https://www.ftportfolios.com

The Funds are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

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Financial statements and supplemental financial information

The financial statements of the Fund as of October 31, 2022 have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Fund shall be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expenses” of the Proxy Statement/ Prospectus.

It is anticipated that approximately 13% of the Acquired Fund’s holdings will be sold by the Acquired Fund before the closing of the Reorganization in order to pay back its outstanding leverage. Based on the Acquired Fund’s holdings as of September 21, 2023, the Combined Fund expects to sell approximately 97% of the Acquired Fund’s portfolio following the closing of the Reorganization. The resulting proceeds of sales made by the Combined Fund after the Reorganization will be invested in accordance with the Combined Fund’s principal investment strategies (which are those of the Acquiring Fund). A schedule of investments of the Acquired Fund as of May 31, 2023 is included below and is annotated to reflect the anticipated sale of a portion of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or to the Combined Fund’s portfolio following the Reorganization.

For purposes of determining a Fund’s net asset value, in certain circumstances, foreign equity securities that trade on a market that closes prior to the Fund’s valuation time are valued by applying valuation factors to the last quoted sale price. It is expected that this difference will not impact the value of an Acquired Fund shareholder’s investment immediately after the Reorganization is consummated since the Acquired Fund, at this time, does not hold foreign equity securities that close prior to the Fund’s valuation time.

35

Schedule of investments

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
May 31, 2023 (Unaudited)

Shares	Description	Value

COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 104.2%
	Capital Markets - 104.2%
250,000	Ares Capital Corp. (a) (c)	$4,685,000
390,000	Barings BDC, Inc. (a) (c)	3,096,600
332,000	BlackRock TCP Capital Corp. (a) (c)	3,439,520
160,000	Blackstone Secured Lending Fund (a) (c)	4,100,800
71,000	Capital Southwest Corp. (a) (c)	1,299,300
42,565	Crescent Capital BDC, Inc. (a) (c)	573,776
38,500	FS KKR Capital Corp. (a) (c)	744,975
135,000	Goldman Sachs BDC, Inc. (a) (c)	1,776,600
250,000	Golub Capital BDC, Inc. (a) (c)	3,315,000
340,000	Hercules Capital, Inc. (a) (c)	4,916,400
111,000	Main Street Capital Corp. (a) (c)	4,402,260
328,000	New Mountain Finance Corp. (a) (c)	3,926,160
10,000	Oaktree Specialty Lending Corp. (c)	187,100
208,000	OFS Capital Corp. (a) (c)	1,924,000
150,000	Owl Rock Capital Corp. (a) (c)	2,014,500
656,000	PennantPark Investment Corp. (a) (c)	3,621,120
14,551	PhenixFIN Corp. (c)	496,189
44,000	Portman Ridge Finance Corp. (c)	844,800
177,000	Sixth Street Specialty Lending, Inc. (a) (c)	3,221,400
161,000	SLR Investment Corp. (a) (c)	2,239,510
48,000	Trinity Capital, Inc. (c)	606,720
105,000	TriplePoint Venture Growth BDC Corp. (a) (c)	1,107,750
	Total Common Stocks - Business Development Companies
	(Cost $63,463,351)	52,539,480
COMMON STOCKS – 6.2%
	Banks – 1.1%
20,000	Bank of America Corp. (d)	555,800
	Capital Markets – 1.9%
11,000	Blackstone, Inc. (d)	942,040
	Financial Services – 2.8%
4,500	Berkshire Hathaway, Inc., Class B (a) (b) (c)	1,444,860
	Insurance – 0.4%
150	Markel Corp. (b) (c)	197,210
	Total Common Stocks
	(Cost $2,798,007)	3,139,910
REAL ESTATE INVESTMENT TRUSTS – 3.6%
	Mortgage Real Estate Investment Trusts – 3.6%
110,000	AGNC Investment Corp. (a) (c)	1,010,900
41,250	Annaly Capital Management, Inc. (a) (c)	778,800
	Total Real Estate Investment Trusts
	(Cost $2,812,871)	1,789,700
	Total Investments – 114.0%
	(Cost $69,074,229)	57,469,090
	Outstanding Loan – (17.1)%	(8,600,000)
	Net Other Assets and Liabilities – 3.1%	1,551,142
	Net Assets – 100.0%	$50.420.232

(a)	All or a portion of this security serves as collateral on the outstanding loan. At May 31, 2023, the segregated value of these securities amounts to $36,817,193.

(b)	Non-income producing security.

(c)	Position currently expected to be disposed of in connection with the Reorganization.

(d)	Position currently expected to be partially disposed of in connection with the Reorganization.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of May 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 5/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Unobservable Inputs	Level 3 Significant Inputs
Common Stocks - Business Development Companies*	$52,539,480	$52,539,480	$—	$—
Common Stocks*	3,139,910	3,139,910	—	—
Real Estate Investment Trusts*	1,789,700	1,789,700	—	—
Total Investments	$57,469,090	$57,469,090	$—	$—

* See Portfolio of Investments for industry breakout.

36

Legal counsel

Counsel to the Fund is Dechert LLP.

Additional information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at http:/www.abrdnaod.com or the Acquired Fund’s website at https://www.ftportfolios.com is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

37

Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

AA- An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

A-1

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 – A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 – A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 – A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-2

C - An obligor rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

NR - Indicates that a rating has not been assigned or is no longer assigned.

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

A-3

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

A-4

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-5

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

Appendix B—Proxy voting guidelines

U.S. Registered Advisers (the “abrdn Advisers”)
Proxy Voting Guidelines

Effective as of October 26, 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored abrdn’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made publicly available in our voting disclosures.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

 B-1

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account

•	An investee company that is also a segregated client

•	An investee company where an executive director or officer of our company is also a director of that company

•	An investee company where an employee of abrdn is a director of that company

•	A significant distributor of our products

•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

 B-2

Listed Company ESG Principles & Voting Policies

February 2023

abrdn.com

Contents

Introduction	3	Dividends	14
Our expectations	3	Share Capital	14
Our approach to stewardship	3	Share Issuance	15
Engagement	4	Buyback	15
Proxy Voting	5	Related Party Transactions	15
Voting Process	5	Article/Bylaw amendments	15
Governance	6	Anti-Takeover Defences	15
Strategy	7	Voting Rights	16
Board of Directors	7	General Meetings	16
Board Composition	7	Sustainability	17
Leadership	7	The Environment	18
Independence	8	Labour and employment	19
Succession Planning & Refreshment	8	Human rights	19
Diversity	8	Business ethics	20
Directors' Time Commitment	9	Environmental & Social Resolutions	21
Board Committees	9	Management Proposals	22
Director Accountability	10	Shareholder Proposals	22
Reporting	11	Climate Change	23
Political Donations & Lobbying	11	Diversity & Inclusion	23
Risk & Audit	12	Human Rights	24
Remuneration	12	Corporate Lobbying & Political Contributions	24
Investor Rights	14	Nuclear Energy	24
Corporate Transactions	14

Listed Company ESG Principles & Voting Policies	2

Introduction

Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed , we endeavour to catalyse this through our stewardship capabilities.

Our expectations

As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company's individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally - as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

This document has received approval from the Head of Public Markets and the Investment Vector's Chief Sustainability Officer following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long- term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients' assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company's specific approach to governance, how value is created through business success and how investors' interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities - including those relating to environmental and social factors and helping to shape the future success of the business.

Listed Company ESG Principles & Voting Policies	3

We will:

▪	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

▪	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

▪	Actively engage with the companies and assets in which we invest where we believe we can influence or gain insight.

▪	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

▪	Seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

▪	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

▪	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

▪	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process by which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises its most significant opportunities. As such, we regard engagement as:

▪	Important to understanding investee companies as a whole.

▪	Helpful when conducting proper ESG analysis.

▪	Useful to maintaining open dialogue and solid relationships with companies.

▪	An opportunity to inflect positive change on a company's holistic risk management programme - be active with our holdings rather than activist.

Listed Company ESG Principles & Voting Policies	4

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients' best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the importance of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios.

Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association's (IA) Institutional

Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.

While it is most common for us to vote in line with a board's voting recommendation we will vote our clients' shares against resolutions which are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour.

Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company's board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as share-blocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes.

Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients' interests and we take the view that it will impact the final vote to maintain full voting weight on a particular meeting or resolution.

Our votes are disclosed publicly on our website one day after a general meeting has taken place.

Listed Company ESG Principles & Voting Policies	5

Listed Company ESG Principles & Voting Policies	6

Governance

Strategy

We invest in companies to create the best outcome for our clients. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

▪	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company.

The board should be responsible for establishing the company's purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board.

These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the current risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business.

We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

▪	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

▪	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

▪	We will generally oppose any move of a retiring CEO to the role of Chair.

Listed Company ESG Principles & Voting Policies	7

Governance

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director's independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company's option or variable incentive schemes, or is a member of the company's pension scheme.

iv.	Has close family ties with any of the company's advisers, directors or senior employees.

v.	Holds cross- directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

▪	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence - for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group- think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective.

We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

▪	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re- election. We will, however, consider the impact on board continuity and the company's succession planning efforts prior to doing so. We may not apply the tenure limit to directors who are founders or shareholder representatives.

Diversity

We believe that companies that make progress in diversity and inclusion (D&I) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote D&I throughout the business and believe that setting targets is important to addressing imbalances. We recognise the importance of adopting a regional approach to diversity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases.

Listed Company ESG Principles & Voting Policies	8

Governance

Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member.

We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity

▪	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. For smaller companies, we will take this action if the board does not include at least one female director.

▪	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

▪	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

▪	North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

▪	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

▪	US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors' Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

▪	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard for the ISS classification of 'overboarding'.

▪	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

▪	We will consider voting against committee members if we have concerns regarding the composition of a committee.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

▪	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Listed Company ESG Principles & Voting Policies	9

Governance

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company's internal financial controls and risk management systems, reviewing the effectiveness of the company's internal audit function and appointing auditors. While we prefer the committee to be wholly independent, at minimum we expect the committee to be comprised of a majority of independent directors with an independent Chair and at least one member having recent and relevant financial experience.

▪	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

This committee is responsible for determining the policy and setting remuneration for executive and non-executive directors. The committee should ensure that remuneration is aligned with strategy and company performance and should clearly demonstrate regard for the company's employees, for wider society and be cognisant of the company's licence to operate when considering policy and the overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business. No executive should be involved in setting their own remuneration.

▪	Where we have significant concerns regarding the company's remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

▪	We will generally oppose the re-election of non-independent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

▪	Where we have significant concerns regarding a board member's performance, actions or inaction to address issues raised we may vote against their re-election.

▪	We may vote against directors who decline appropriate requests for meeting without a clear justification.

▪	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

▪	We will generally support resolutions to discharge the supervisory board or management board members unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

▪	We will not support the election of directors who are not personally identified but are proposed as corporations.

Listed Company ESG Principles & Voting Policies	10

Governance

Reporting

A company's board should present a fair, balanced and understandable assessment of the company's position and prospects - financial and non-financial - and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

▪	We may consider voting against a company's Annual Report & Accounts if we have concerns regarding timely provision or disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate - and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

Listed Company ESG Principles & Voting Policies	11

Governance

Risk & Audit

The board is responsible for determining the company's risk appetite, establishing procedures to manage risk and for monitoring the company's internal controls. We expect boards to conduct robust assessments of the company's material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company's accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

▪	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

▪	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

▪	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company's annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.

Listed Company ESG Principles & Voting Policies	12

Governance

Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performance-related pay to incentivise and reward management in a manner that is aligned with the company's sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably as a proportion of base salary. In the UK we expect variable pay to be capped as a proportion of salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company's strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company's progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance.

We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year.

We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets.

We do not generally support restricted share schemes or value creation plans. We will consider supporting the use of restricted share plans which have been structured consistent with the guidelines of the Investment Association.

We expect appropriate malus and clawback provisions to be applied to variable remuneration plans.

We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of post-departure shareholding guidelines.

We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction.

We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting.

Non-executive fees should reflect the role's level of responsibility and time commitment. We do not support NED's participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue.

In the UK our expectations of companies are aligned with the Investment Association's Principles of Remuneration.

Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

Listed Company ESG Principles & Voting Policies	13

Governance

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus any additional help towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

▪	We consider the overall reward potential or outcome to be excessive.

▪	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

▪	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

▪	There is no appropriate cap on variable incentive schemes.

▪	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

▪	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

▪	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

▪	Relative performance targets allow vesting of awards for below median performance.

▪	Retesting provisions apply.

▪	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

▪	We have concerns regarding the use of discretion or the grant of exceptional awards.

▪	Pension arrangements are excessive.

▪	Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy and be subject to shareholder approval.

▪	We will vote on corporate transactions on a case by case basis.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company's financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

Listed Company ESG Principles & Voting Policies	14

Governance

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company's share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company's share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

▪	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company's circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

▪        We will generally support buyback authorities of up to 10% of the issued share capital.

Related Party Transactions

The nature of relations - particularly any related party transactions (RPTs)- with parent or related companies, or other major investors, must be disclosed fully.

Related party transactions must be agreed on arm's length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

▪	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

▪	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

▪	We will generally vote against anti-takeover/’poison pill' proposals.

Listed Company ESG Principles & Voting Policies	15

Governance

Voting Rights

We are strong supporters of the principle of 'one share, one vote' and therefore favour equal voting rights for all shareholders.

▪	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

▪	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company's AGM as a means of escalation to reinforce our views to a company's board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

▪	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

▪	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law).

We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person.

Listed Company ESG Principles & Voting Policies	16

Listed Company ESG Principles & Voting Policies	17

Sustainability

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long- term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact's four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

▪	Identify, manage and reduce their environmental impacts.

▪	Understand the impact of climate change along the company value chain.

▪	Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

▪	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution. We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

Listed Company ESG Principles & Voting Policies	18

Sustainability

Labour and employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company's license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization's core labour standards. a minimum.

In particular, companies will:

▪	Take affirmative steps to ensure that they uphold decent labour standards.

▪	Adopt strong health and safety policies and programmes to implement such policies.

▪	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

▪	Adopt policies and programmes for investing in employee training and development.

▪	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company's purpose.

▪	Ensure policies are in place for a company's suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

▪	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board's actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance.

Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

▪	Continually work to understand their actual and potential impacts on human rights.

▪	Establish systems that actively ensure respect for human rights.

▪	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board's actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

Listed Company ESG Principles & Voting Policies	19

Sustainability

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision-making. A company's failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

▪	Ethics at the heart of the organisation's governance.

▪	A zero-tolerance policy on bribery and corruption.

▪	How people are rewarded, as pay can influence behaviour.

▪	Respect for human rights.

▪	Tax transparency.

▪	Ethical training for employees.

Where we have serious concerns regarding a board's actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

Listed Company ESG Principles & Voting Policies	20

Listed Company ESG Principles & Voting Policies	21

Environmental & Social
Resolutions

We will review any resolution at company meetings which ISS has identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies:

▪	Review the resolution, proponent and board statements, existing disclosures, and external research.

▪	Engage with the company, proponents, and other stakeholders as required.

▪	Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.

▪	Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

▪	Monitor the outcomes of votes.

▪	Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board's responsibility for setting the company's strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called 'say on climate' votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.

Shareholder Proposals

The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

Listed Company ESG Principles & Voting Policies	22

Environmental & Social
Resolutions

Climate Change

We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.

A growing number of resolutions call on companies to increase the transparency of their reporting on climate-related lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter.

Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.

We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company's operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.

We expect and encourage companies to:

▪	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

▪	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

▪	Report in alignment with the TCFD framework.

▪	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

▪	Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company's strategy and publicly stated positions.

Diversity & Inclusion

Diversity & Inclusion (D&I) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of D&I metrics and assessments of the efficacy of D&I programmes.

A racial equity audit is an independent analysis of a company's business practices designed to identify practices that may have a discriminatory effect.

We are supportive of racial equity audits in relation to internal and external D&I programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.

We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits.

Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.

Listed Company ESG Principles & Voting Policies	23

Environmental & Social
Resolutions

In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.

Human Rights

As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.

We expect and encourage companies to:

▪	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

▪	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

▪	Publicly disclose information about the operation of these processes and utilise the UNGPs' Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions

Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter.

Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight.

These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.

Nuclear Energy

In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation's reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.

Listed Company ESG Principles & Voting Policies	24

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

Listed Company ESG Principles & Voting Policies	25

For more information visit abrdn.com

GB-070223-187536-4

abrdn.com	STA0223824336-001

PART C

Other Information

Item 15. Indemnification

Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

4.1            No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2            Mandatory Indemnification.

(a)   The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

4.3            No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4            Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Reference is also made to:

Investment Advisory Agreement between the Registrant and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) section 7(b).

Item 16.	Exhibits

(1)	Charter of Registrant

a.	Agreement and Declaration of Trust(2).

b.	Amendment to the Agreement and Declaration of Trust(6).

(2)	By-Laws

a.	By-Laws(4).

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Agreement and Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Investment Advisory Agreement between abrdn Total Dynamic Dividend Fund and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited, LLC)(5).

(7)	Distribution Contracts

a.	Dividend Reinvestment Plan(3).

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 18, 2010(7).

b.	Amendment dated May 4, 2018 to the Amended and Restated Master Custodian Agreement(7).

(10)	Inapplicable.

(11)	Opinion and Consent of Dechert LLP(7).

(12)	Form of Tax Opinion(1).

(13)	Other Material Contracts

a.	Transfer Agency and Service Agreement with Computershare NA dated July 23, 2010(7).

b.	Amendment to the Transfer Agency and Service Agreement with Computershare NA(7).

c.	Amended and Restated Administration Agreement with Aberdeen Standard Investments Inc.(7).

d.	Amended and Restated Investor Relations Services Agreement(7).

e.	Amended and Restated Schedule A to the Amended and Restated Investor Relations Services Agreement(7).

f.	Amended and Restated Expense Limitation Agreement dated October 23, 2023(7).

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund(1).

b.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund(1).

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney dated October 20, 2023(1).

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table(1).

(1)	Filed herewith.
(2)	Previously filed as an exhibit to the Registrant's Registration Statement filed on Form N-2 (File No. 333-138664) as filed on November 13, 2006 and incorporated herein by reference.
(3)	Previously filed as an exhibit to the Registrant’s Form N-2 (File No. 333-138664) as filed on January 22, 2007 and incorporated herein by reference.
(4)	Previously filed as an exhibit to the Registrant's Form 8-K (File No. 811-21980) as filed on October 4, 2017 and incorporated herein by reference.
(5)	Previously filed as an exhibit to the Registrant's Form N-CEN (File No. 811-21980) as filed on June 3, 2019 and incorporated herein by reference.
(6)	Previously filed as an exhibit to the Registrant's Form N-CEN (File No. 811-21980) as filed on January 13, 2023 and incorporated herein by reference.
(7)	To be filed by amendment.

Item 17. Undertakings

(1)            The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)            The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)            The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 24th day of October, 2023.

ABRDN TOTAL DYNAMIC DIVIDEND FUND

By:	/s/ Christian Pittard
Christian Pittard, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ P. Gerald Malone*	Trustee	October 24, 2023
P. Gerald Malone

/s/ Stephen Bird*	Trustee	October 24, 2023
Stephen Bird

/s/ Nancy Yao*	Trustee	October 24, 2023
Nancy Yao

/s/ Todd Reit*	Trustee	October 24, 2023
Todd Reit

/s/ John Sievwright*	Trustee	October 24, 2023
John Sievwright

/s/ Christian Pittard	President and Chief Executive Officer (Principal Executive Officer)	October 24, 2023
Christian Pittard

/s/ Sharon Ferrari	Treasurer and Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)	October 24, 2023
Sharon Ferrari

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith.

*By:	/s/ Lucia Sitar
Lucia Sitar
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

12	Form of Tax Opinion.

14.a	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund.

14.b	Consent of Independent Registered Public Accounting Firm for the Acquired Fund.

16	Powers of Attorney dated October 20, 2023.

18	Filing Fee Table